                                                                                     State of
Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.0                            Enron Corp.                 Corporation               Oregon              Debtor entity; holding
                                                                                                         Company; to be dissolved
1.1                            Atlantic Commercial         Corporation               Delaware            Debtor entity;
                               Finance, Inc.                                                             intermediate holding
                                                                                                         company; to be dissolved
1.1.1                          Atlantic Commercial         Private Limited Company   The Netherlands     In process of liquidation;
                               Finance B.V. i.l.                                                         to be dissolved
1.1.2                          Atlantic India Holdings     Company                   Cayman Islands      Intermediate holding
                               Ltd.                                                                      company
1.1.2.1                        Enron B.V.                  Corporation               The Netherlands     To participate in the sale
                                                                                                         of the Dabhol Project in
                                                                                                         India
1.1.3                          EDC Atlantic Ltd.           Company                   Cayman Islands      Inactive
1.1.4                          Enron Argentina Ventures,   Corporation               Delaware            Inactive
                               Inc.
1.1.5                          Enron Asia                  Limited Liability         Delaware            Foreign utility company
                               Pacific/Africa/China LLC    Company
1.1.5.1                        Enron Biomass Ltd.          Company                   Cayman Islands      Inactive
1.1.5.2                        Enron Changjiang            Company                   Cayman Islands      Inactive
                               Utilities Holdings Ltd.
1.1.5.3                        Enron Cote d'Ivoire         Company                   Cayman Islands      Inactive
                               Pipelines Ltd.
1.1.5.4                        Enron Development Funding   Company                   Cayman Islands      Financing entity
                               Ltd.
1.1.5.5                        Enron Development           Company                   Cayman Islands      Debtor entity; power plant
                               Management Ltd.                                                           operations supervising
                                                                                                         company
1.1.5.5.1                      Enron Guam Piti             Corporation               Guam                Foreign utility company
                               Corporation
1.1.5.6                        Enron Global Assets and     Corporation               Delaware            Service company
                               Services Inc.
1.1.5.7                        Enron Hainan Ltd.           Company                   Cayman Islands      Inactive
1.1.5.7.1                      Hainan Funding LLC          Limited Liability         Turks and Caicos    Funding company
                                                           Company
1.1.5.8                        Enron International         Company                   Cayman Islands      Inactive
                               (Philippines) Ltd.
1.1.5.9                        Enron International         Company                   Cayman Islands      Intermediate FUCO holding
                               Chengdu Power Holdings                                                    company
                               Ltd.
1.1.5.9.1                      Enron International         Company                   Mauritius           FUCO holding company
                               Chengdu Power Ltd.
1.1.5.9.1.1                    Sichuan Jialing Electric    Corporation               China               Foreign utility company
                               Power Co., Ltd.
1.1.5.10                       Enron International China   Company                   Cayman Islands      Intermediate non-utility
                               CP Ltd.                                                                   holding company
1.1.5.10.1                     China Pipeline Holdings     Company                   Cayman Islands      Inactive
                               Ltd.


                                                                 1

                                                                                     State of
Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.5.11                       Enron International China   Company                   Cayman Islands      Inactive
                               Pipeline Ltd.
1.1.5.12                       Enron International Korea   Corporation               Delaware            Debtor entity;
                               Holdings Corp.                                                            intermediate FUCO holding
                                                                                                         company
1.1.5.12.1                     Enron International Korea   Company                   Cayman Islands      Intermediate FUCO holding
                               Holdings Company Ltd.                                                     company
1.1.5.12.1.1                   Enron International Korea   Limited Liability         Delaware            Intermediate FUCO holding
                               LLC                         Company                                       company
1.1.5.12.1.1.1                 SK-Enron Co., Ltd.          Corporation               Korea               FUCO holding company
1.1.5.12.1.1.1.1               Chonnam City Gas Co., Ltd.  Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.2               Choongnam City Gas Co.,     Corporation               Korea               Foreign utility company
                               Ltd.
1.1.5.12.1.1.1.3               Chongju City Gas Co., Ltd.  Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.4               Daehan City Gas Co., Ltd.   Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.4.1             Daehan City Gas             Corporation               Korea               Service company
                               Engineering Co.
1.1.5.12.1.1.1.5               Iksan City Gas Co., Ltd.    Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.6               Iksan Energy Co., Ltd.      Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.7               Kangwon City Gas Co., Ltd.  Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.8               Kumi City Gas Co., Ltd.     Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.9               Pohang City Gas Co., Ltd.   Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.10              Pusan City Gas Co., Ltd.    Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.10.1            Pusan City Gas              Corporation               Korea               Service company
                               Development Co.
1.1.5.12.1.1.1.11              SK Gas Co., Ltd.            Corporation               Korea               Foreign utility company
1.1.5.12.1.1.1.11.1            Unkwang Gas Industry Co.,   Corporation               Korea               Seller of LPG and oil
                               Ltd.
1.1.5.13                       Enron International         Corporation               Delaware            Intermediate non-utility
                               Merchant Holdings Inc.                                                    holding company
1.1.5.13.1                     Enron Australia Energy      Company                   Cayman Islands      Non-utility holding company
                               Holdings Ltd.
1.1.5.13.1.1                   Enron Australia Energy      Limited Liability         Delaware            Inactive
                               Investments LLC             Company
1.1.5.13.2                     Enron Australia Finance     Company                   Cayman Islands      Non-utility holding company
                               Holdings Ltd.
1.1.5.13.2.1                   Enron Australia Finance     Limited Liability         Delaware            Non-utility holding company
                               Investments LLC             Company
1.1.5.13.3                     Enron Australia Holdings    Company                   Cayman Islands      Non-utility holding company
                               Ltd.
1.1.5.13.3.1                   Enron Australia             Limited Liability         Delaware            Inactive
                               Investments LLC             Company
1.1.5.14                       Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Philippines Holdings Ltd.                                                 holding company
1.1.5.14.1                     Enron International         Company                   Cayman Islands      Inactive
                               Philippines Investments
                               Ltd.
1.1.5.15                       Enron International         Company                   Cayman Islands      Non-utility holding company
                               Thailand NSM Ltd.
1.1.5.15.1                     Chonburi Cogen Limited      Corporation               Thailand            Inactive


                                                                 2

                                                                                     State of
Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.5.16                       Enron Japan Holdings B.V.   Private Limited Company   The Netherlands     Inactive
1.1.5.17                       Enron Japan Marketing       Private Limited Company   The Netherlands     Inactive
                               Holdings B.V.
1.1.5.18                       Enron Kalimantan Power      Corporation               Delaware            Inactive
                               Corp.
1.1.5.19                       Enron Nigeria Power         Company                   Cayman Islands      Non-utility holding company
                               Holding Ltd.
1.1.5.19.1                     Enron Nigeria Barge         Company                   Cayman Islands      Inactive
                               Holding Ltd.
1.1.5.19.2                     Enron Nigeria IPP Holding   Company                   Cayman Islands      Non-utility holding company
                               Ltd.
1.1.5.19.2.1                   Enron Nigeria Power         Private Company           Nigeria             Foreign utility company;
                               Limited                                                                   inactive
1.1.5.19.3                     Enron Nigeria Pipeline      Company                   Cayman Islands      Non-utility holding company
                               Holding Ltd.
1.1.5.19.3.1                   Enron Nigeria Pipeline      Private Company           Nigeria             Inactive
                               Limited
1.1.5.20                       Enron Nippon Holdings LLC   Limited Liability         Delaware            Intermediate non-utility
                                                           Company                                       holding company
1.1.5.20.1                     E Power Holdings Corp.      Corporation               Delaware            Debtor entity; inactive
1.1.5.20.1.1                   E Power Corporation         Corporation               Japan               Inactive; voluntary
                                                                                                         bankruptcy in Japan
1.1.5.21                       Enron Papua New Guinea      Company                   Cayman Islands      Inactive
                               Ltd.
1.1.5.21.1                     EP InterOil Ltd.            Company                   Cayman Islands      Non-utility holding company
1.1.5.21.1.1                   InterOil Pty Limited        Corporation               Papua New Guinea    Non-utility operating
                                                                                                         company
1.1.5.22                       Enron Southern Africa       Company                   Cayman Islands      Non-utility holding company
                               Holdings
1.1.5.22.1                     Enron Southern Africa       Company                   Cayman Islands      Non-utility holding company
                               Investments
1.1.5.22.2                     Enron Southern Africa       Company                   Cayman Islands      Inactive
                               Development Ltd.
1.1.5.22.2.1                   Mozambique Steel Holdings   Company                   Cayman Islands      Inactive
                               Ltd.
1.1.5.23                       Enron Wenchang Holdings     Company                   Cayman Islands      Intermediate non-utility
                               Company Ltd.                                                              holding company
1.1.5.23.1                     Enron Hainan Wenchang       Company                   Cayman Islands      Intermediate non-utility
                               Company Ltd.                                                              holding company
1.1.5.23.1.1                   Hainan Holdings Ltd.        Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company
1.1.5.23.1.1.1                 Enron Reserve III B.V.      Private Limited Company   The Netherlands     Non-utility holding company


                                                                 3

                                                                                     State of
Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.5.23.1.1.1.1               Enron Wenchang Power C.V.   Private Limited Company   The Netherlands     Non-utility holding company
1.1.5.23.1.1.1.2               Hainan Meinan Power         Private Limited Company   China               Inactive
                               Services Company, Limited
1.1.5.23.2                     Enron Wenchang              Company                   Cayman Islands      Intermediate non-utility
                               Investments Ltd.                                                          holding company
1.1.5.24                       Hainan Funding Ltd.         Company                   Cayman Islands      Non-utility holding company
1.1.5.25                       Multiva Holdings, Ltd.      Company                   Cayman Islands      Non-utility holding company
1.1.5.25.1                     Ilijan Power Corporation    Corporation               Phillipines         Inactive
1.1.6                          Enron Brazil Power          Company                   Cayman Islands      Debtor entity;
                               Holdings XI Ltd.                                                          intermediate holding
                                                                                                         company
1.1.6.1                        Enron Brazil Power          Company                   Cayman Islands      Intermediate holding
                               Investments XI Ltd.                                                       company
1.1.6.2                        ETB - Energia Total do      Private Limited Company   Brazil              Special purpose vehicle
                               Brasil Ltda.                                                              for bids in Brazil
1.1.6.2.1                      ELEKTRO - Eletricadade e    Public Limited Company    Brazil              Foreign utility company
                               Servicos S.A.
1.1.6.2.1.1                    Terraco Investments Ltd.    Company                   Cayman Islands      Inactive
1.1.6.2.2                      ELEKTRO Comercializadora    Private Limited Company   Brazil              Service company
                               de Energia Ltda.
1.1.7                          Enron Caribbean Basin LLC   Limited Liability         Delaware            Foreign utility company
                                                           Company
1.1.7.1                        Enron Venezuela Ltd.        Company                   Cayman Islands      Non-utility holding company
1.1.7.1.1                      Enron Venezuela Ltd. -      Branch                    Venezuela           Branch of non-utility
                               Venezuelan Branch                                                         holding company
1.1.7.2                        Energy Caribbean Finance    Company                   Cayman Islands      Inactive
                               Company
1.1.7.3                        Enron Americas, Inc.        Corporation               Delaware            Non-utility holding company
1.1.7.3.1                      The Protane Corporation     Corporation               Delaware            Debtor entity; non-utility
                                                                                                         holding company
1.1.7.3.1.1                    Citadel Corporation         Company                   Cayman Islands      Non-utility holding company
                               Limited
1.1.7.3.1.1.1                  Enron Caribbean Holdings    Company                   Cayman Islands      Inactive
                               Ltd.
1.1.7.3.2                      Enron Americas Energy       Corporation               Puerto Rico         Inactive
                               Services, Inc.
1.1.7.3.3                      V. Holdings Industries,     Public Limited Company    Venezuela           Intermediate holding
                               S.A.                                                                      company
1.1.7.3.3.1                    Finven Financial            Company                   Cayman Islands      Non-utility holding company
                               Institution Limited
1.1.7.3.3.2                    Java Investments Ltd.       Limited Company           Barbados            Project company
1.1.7.3.3.3                    VENGAS, S.A.                Public Limited Company    Venezuela           LPG distributor and
                                                                                                         related LPG business
                                                                                                         activities in Venezuela
1.1.7.3.3.3.1                  Duck Lake International     Corporation               Aruba               Inactive
                               A.V.V.


                                                                 4

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.7.3.3.3.2                  Industrias Electricas de    Company                   Cayman Islands      Inactive
                               Ventane Ltd.
1.1.7.3.3.3.3                  Compania Anonima Luz y      Public Limited Company    Venezuela           Foreign utility company
                               Fuerza Electrica de
                               Puerto Caballo (CALIFE)
1.1.7.3.3.3.4                  Pan Holdings Vencaribe      Limited Company           Barbadoes           Inactive
                               Limited
1.1.7.4                        Enron Caribbean Basin       Company                   Cayman Islands      Inactive
                               Energy Services Ltd.
1.1.7.4.1                      Enron Colombia Energy       Company                   Cayman Islands      Inactive
                               Services Ltd.
1.1.7.5                        Enron Caribbean Basin       Limited Liability         Delaware            Inactive
                               Finance LLC                 Company
1.1.7.6                        Enron Caribbean Finance     Company                   Cayman Islands      Non-utility holding company
                               Ltd.
1.1.7.7                        Enron Caribe Holdings       Company                   Cayman Islands      Inactive
                               Ltd.
1.1.7.7.1                      Enron Caribe Ltd.           Company                   Cayman Islands      Inactive
1.1.7.8                        Enron Caribe III Ltd.       Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.7.8.1                      Enron Internacional         Public Limited Company    Panama              Intermediate holding
                               Panama, S.A                                                               company
1.1.7.8.1.1                    Bahia Las Minas Corp.       Corporation               Panama              Foreign utility company
1.1.7.9                        Enron Caribe VI Holdings    Company                   Cayman Islands      Debtor entity;
                               Ltd.                                                                      intermediate
                                                                                                         holding
                                                                                                         company
1.1.7.9.1                      Enron Caribe VI Ltd.        Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.7.9.1.1                    Empresa Energetica          Company                   Cayman Islands      Foreign utility company
                               Corinto Ltd.
1.1.7.9.1.1.1                  Empresa Energetica          Branch                    Nicaragua           Foreign utility company
                               Corinto Ltd. - Nicaraguan
                               Branch
1.1.7.10                       Enron Colombia Holdings     Company                   Cayman Islands      Inactive Non-Utility
                               Ltd.                                                                      Intermediate Holding
                                                                                                         Company - Slated for
                                                                                                         future dissolution.
1.1.7.10.1                     ACCROSERV SRL               Private Limited Company   Barbados            NGLs service company
1.1.7.10.1.1                   ACCROSERV SRL -             Branch                    Venezuela           NGLs service company
                               Venezuelan Branch
1.1.7.11                       Enron Colombia Inc.         Corporation               Delaware            Inactive Non-Utility
                                                                                                         Intermediate Holding
                                                                                                         Company - Slated for
                                                                                                         future dissolution.
1.1.7.12                       Enron Colombia Power        Company                   Cayman Islands      Inactive Intermediate
                               Marketing Holding Ltd.                                                    Holding Company - Slated
                                                                                                         for dissolution.
1.1.7.12.1                     Enron Colombia Power        Company                   Cayman Islands      Inactive Intermediate
                               Marketing Ltd.                                                            Holding Company - Slated
                                                                                                         for dissolution.


                                                                 5

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.7.13                       Enron de Nicaragua Ltd.     Company                   Cayman Islands      Entity to participate in
                                                                                                         public bid offering for
                                                                                                         privatization of
                                                                                                         distribution and
                                                                                                         generation companies of
                                                                                                         the Empresa Nicaraguense
                                                                                                         de Electricidad (ENEL)
1.1.7.14                       Enron Guatemala Holdings    Company                   Cayman Islands      Intermediate holding
                               Ltd.                                                                      company
1.1.7.14.1                     Enron Servicios                                       Guatemala           Foreign utility company
                               Guatemala, Limitada
1.1.7.14.1.1                   Enron Servicios             Branch                    El Salvador         Service company
                               Guatemala, Ltda. - El
                               Salvador Branch
1.1.7.14.2                     Electricidad del            Public Limited Company    Guatemala           Inactive
                               Pacifico, S.A.
1.1.7.14.3                     PQP Limited                                           Cayman Islands      Intermediate holding
                                                                                                         company
1.1.7.14.3.1                   Puerto Quetzal Power LLC    Limited Liability         Delaware            Foreign utility company
                                                           Company
1.1.7.14.3.1.1                 Pacific Energy Financing    Private Limited Company   St. Lucia           Financing entity
                               Ltd.
1.1.7.14.3.1.2                 Poliwatt Ltda.              Private Limited Company   Guatemala           Service company
1.1.7.14.3.1.2.1               Poliwatt, Ltda. - El        Branch                    El Salvador         Service company
                               Salvador Branch
1.1.7.14.4                     Puerto Quetzal Power LLC    Branch                    Guatemala           Branch of Puerto Quetzal
                               - Guatemala Branch                                                        Power LLC
1.1.7.15                       Enron Industrial de         Company                   Cayman Islands      Non-utility Intermediate
                               Venezuela Ltd.                                                            holding company.
1.1.7.15.1                     ACCROVEN SRL                Private Limited Company   Barbadoes           NGLs service company
1.1.7.15.1.1                   ACCROVEN SRL - Venezuelan   Branch                    Venezuela           NGLs service company
                               Branch
1.1.7.15.2                     Compression Projects        Company                   Cayman Islands      Non-utility Intermediate
                               Finance Ltd.                                                              holding company.
1.1.7.16                       Global Expat Services LLC   Limited Liability         Delaware            Payroll Service company
                                                           Company
1.1.8                          Enron Colombia Energy       Private Limited Company   The Netherlands     Inactive; intermediate
                               B.V.                                                                      holding company - In
                                                                                                         process of dissolution.
1.1.8.1                        Enron Power Colombia C.V.   Private Limited Company   The Netherlands     Inactive Intermediate
                                                                                                         holding company - In
                                                                                                         process of dissolution.
1.1.9                          Enron Colombia              Private Limited Company   The Netherlands     Inactive Intermediate
                               Transportation B.V.                                                       holding company - In
                                                                                                         process of dissolution.
1.1.10                         Enron EPI Inc.              Corporation               Delaware            To hold interests in
                                                                                                         foreign entities; to be
                                                                                                         dissolved
1.1.11                         Enron Europe Operations     Private Limited Company   England             Exempt wholesale generator
                               (Advisor) Ltd.                                                            (Service company); local
                                                                                                         insolvency in process*
1.1.11.1                       Enron Poland Supervisory    Company                   Poland              Operations and Maintenance
                               Company Sp. z.o o.                                                        Service company; in
                                                                                                         liquidation*
1.1.12                         Enron Europe Operations     Private Limited Company   England             Service company; local
                               (Supervisor) Ltd.                                                         insolvency in process*


                                                                 6

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.13                         Enron Global LNG LLC        Limited Liability         Delaware            Debtor entity; LNG
                                                           Company                                       Marketer; to be dissolved
1.1.13.1                       Calypso Pipeline, L.L.C.    Limited Liability         Delaware            Debtor entity; LNG
                                                           Company                                       Pipeline; to be dissolved
1.1.13.2                       Enron Americas LNG          Corporation               Delaware            LNG Marketer; to be
                               Company                                                                   dissolved
1.1.13.3                       Enron Bahamas LNG Ltd.      Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.13.3.1                     Enron Bahamas Co. Ltd       Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.13.3.2                     Enron Bahamas LNG           Company                   Grand Bahamas       Intermediate non-utility
                               Holding, Ltd.                                                             holding company; to be
                                                                                                         dissolved
1.1.13.3.2.1                   Hawksbill Creek LNG, Ltd.   Company                   Grand Bahamas       LNG Marketer; to be
                                                                                                         dissolved
1.1.13.4                       Enron International Fuel    Corporation               Delaware            Debtor entity; fuel
                               Management Company                                                        service company; to be
                                                                                                         dissolved
1.1.13.5                       Enron LNG Atlantic          Company                   Cayman Islands      Intermediate non-utility
                               Holdings Ltd.                                                             holding company; to be
                                                                                                         dissolved
1.1.13.5.1                     Enron (UFEN) Generadora     Company                   Cayman Islands      LNG Storage; to be
                               Ltd.                                                                      dissolved
1.1.13.5.1.1                   Enron Dominicana LNG de     Corporation               Luxembourg          Ownership chain of LNG
                               Luxemburgo S.a.R.L.                                                       power plant; to be
                                                                                                         dissolved
1.1.13.5.1.1.1                 Enron Dominicana B.V.       Private Limited Company   The Netherlands     Inactive; shelf company;
                                                                                                         to be dissolved
1.1.13.5.2                     Enron LNG Atlantic          Private Limited Company   The Netherlands     Intermediate non-utility
                               Investments Ltd.                                                          holding company; to be
                                                                                                         dissolved
1.1.13.5.2.1                   Enron Venezuela LNG         Private Limited Company   Netherlands         Intermediate non-utility
                               (Antilles) Holdings, N.V.                             Antilles            holding company; to be
                                                                                                         dissolved
1.1.13.5.2.1.1                 Enron Venezuela LNG         Private Limited Company   The Netherlands     Intermediate non-utility
                               (Netherlands) Holdings,                                                   holding company; to be
                               B.V.                                                                      dissolved
1.1.13.5.2.1.1.1               Enron LNG Atlantic I, SRL   Private Limited Company   Venezuela           LNG Marketer; to be
                                                                                                         dissolved
1.1.13.5.2.1.1.1.1             Enron LNG Atlantic II, CPA  Limited Partnership       Venezuela           LNG Marketer; to be
                                                                                                         dissolved
1.1.13.6                       Enron LNG (BVI) Marketing   Limited Company           British Virgin      LNG Marketer; to be
                               Ltd.                                                  Islands             dissolved
1.1.13.6.1                     Enron LNG Marketing LLC     Limited Liability         Delaware            Debtor entity; LNG
                                                           Company                                       Marketer; to be dissolved
1.1.13.7                       Enron LNG Shipping          Company                   Cayman Islands      Debtor entity; special
                               Company                                                                   purpose non-utility
                                                                                                         holding company; shipping;
                                                                                                         to be dissolved
1.1.14                         Enron Haripur Holdings      Private Limited Company   The Netherlands     Intermediate non-utility
                               B.V.                                                                      holding company; to be
                                                                                                         dissolved
1.1.14.1                       Enron Pipe Gas C.V.         Limited Partnership       The Netherlands     Inactive; to be dissolved


                                                                 7

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.15                         Enron India LLC             Limited Liability         Delaware            Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.15.1                       En-Sonar Haripur Power      Corporation               Bangladesh          Intermediate non-utility
                               Limited                                                                   holding company; to be
                                                                                                         dissolved
1.1.15.2                       Enron Ennore Holdings       Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.1.15.3                       Enron Fuels Services        Company                   Cayman Islands      Intermediate non-utility
                               Holding Ltd.                                                              holding company; to be
                                                                                                         dissolved
1.1.15.3.1                     Enron MHC LNG India Ltd.    Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.15.3.1.1                   Metropolis Gas Company      Corporation               India, Marahashtra  Inactive; to be divested
                               Private Limited                                                           or dissolved
1.1.15.4                       Enron India Telecom Ltd.    Company                   Cayman Islands      Inactive; to be dissolved
1.1.15.4.1                     Telecom MHC Limited         Corporation               Mauritius           Inactive; to be dissolved
1.1.15.5                       Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Bangladesh Power Holding                                                  holding company; to be
                               Co. Ltd.                                                                  dissolved
1.1.15.5.1                     Enron International Power   Company                   Cayman Islands      Inactive; to be dissolved
                               Barge Ltd.
1.1.15.6                       Enron International CMI     Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.15.6.1                     Enron MHC India             Corporation               Mauritius           Intermediate non-utility
                               Development Ltd.                                                          holding company; to be
                                                                                                         dissolved
1.1.15.7                       Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Ennore Ltd.                                                               holding company; to be
                                                                                                         dissolved
1.1.15.7.1                     Ennore Energy Company       Company                   Mauritius           Inactive; to be dissolved
                               Ltd.
1.1.15.8                       Enron International India   Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.15.8.1                     Enron Distribution          Corporation               Mauritius           Inactive; to be dissolved
                               Ventures MHC Ltd.
1.1.15.8.2                     Enron India CFH Ltd.        Company                   Mauritius           Inactive; to be dissolved
1.1.15.9                       Enron International PAL     Company                   Cayman Islands      Intermediate non-utility
                               India Ltd.                                                                holding company; to be
                                                                                                         dissolved
1.1.15.9.1                     Enron India GDR Holding     Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.1.16                         Enron International B.V.    Private Limited Company   The Netherlands     Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.16.1                       Enron International C.V.    Limited Partnership       The Netherlands     Inactive; to be dissolved
1.1.17                         Enron International         Company                   Cayman Islands      Intermediate limited
                               Capital Management Ltd.                                                   interest holding company;
                                                                                                         to be dissolved


                                                                 8

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.18                         Enron International         Company                   Cayman Islands      To provide loans to third
                               Global Funding Ltd.                                                       parties on international
                                                                                                         projects; to be dissolved
1.1.19                         Enron International Korea   Limited Liability         Delaware            Representative office and
                               Resources LLC               Company                                       non-utility holding
                                                                                                         company; to be dissolved
1.1.20                         Enron Middle East LLC       Limited Liability         Delaware            Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.20.1                       Enpak Holdings Ltd.         Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.20.1.1                     Enpak Investments Ltd.      Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.20.1.2                     Enpak Power Company Ltd.    Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.20.1.2.1                   Enpak Power (Private)       Private Company           Pakistan            Inactive; to be dissolved
                               Company
1.1.20.2                       Enron Bahrain Gas           Limited Liability         Delaware            Inactive; to be dissolved
                               Operations LLC              Company
1.1.20.3                       Enron Global Pakistan       Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.20.4                       Enron Gulf Holdings Ltd.    Company                   Cayman Islands      Inactive; to be dissolved
1.1.20.5                       Enron Middle East Ltd.      Company                   Cayman Islands      Inactive; to be dissolved
1.1.20.6                       Enron Palestine Inc.        Company                   Cayman Islands      Inactive; to be dissolved
1.1.20.6.1                     Enron Gaza Power Private    Private Limited Company   Palestine           Inactive; to be dissolved
                               Limited Company
1.1.20.6.1.1                   Enron Gaza International    Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.1.20.7                       Enron Qatar Holdings Ltd.   Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.20.7.1                     Enron Qatar Investments     Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.20.7.2                     Enron Qatar Ltd.            Company                   Cayman Islands      Inactive; to be dissolved
1.1.20.7.2.1                   Enron Qatar LNG Marketing   Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.1.21                         Enron Power Services B.V.   Private Limited Company   The Netherlands     In bankruptcy liquidation;
                                                                                                         to be dissolved
1.1.22                         Enron Reserve 4 B.V.        Private Limited Company   The Netherlands     Holding company for the
                                                                                                         Marmara, Turkey project;
                                                                                                         to be dissolved
1.1.22.1                       Enron Power Management      Private Limited Company   The Netherlands     Intermediate non-utility
                               B.V.                                                                      holding company; to be
                                                                                                         dissolved


                                                                 9

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.22.2                       Enron Proje Yonetimi        Corporation               Turkey              Inactive service company
                               Limited Sirketi                                                           (design, procurement,
                                                                                                         construction); to be
                                                                                                         dissolved
1.1.23                         Enron Reserve 6 B.V.        Private Limited Company   The Netherlands     Intermediate exempt
                                                                                                         wholesale generator
                                                                                                         holding company
1.1.23.1                       SII Holdings 4 B.V.         Private Limited Company   The Netherlands     Intermediate exempt
                                                                                                         wholesale generator
                                                                                                         holding company
1.1.23.2                       SII Enerji ve Uretim        Corporation               Turkey              Exempt wholesale generator
                               Limited Sirketi                                                           (Service O&M company)
1.1.24                         Enron Reserve 7 B.V.        Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company
1.1.24.1                       Enron (Bolivia) C.V.        Limited Partnership       The Netherlands     Intermediate holding
                                                                                                         company
1.1.24.1.1                     Enron (Bolivia) C.V. -      Branch                    Bolivia             Intermediate holding
                               Bolivian Branch                                                           company - branch
1.1.24.1.2                     Gas Transboliviano S.A.     Corporation               Bolivia             Service company - Natural
                                                                                                         Gas Services Pipeline
1.1.25                         Enron Reserve 8 B.V. i.l.   Private Limited Company   The Netherlands     Shelf company - In
                                                                                                         Liquidation; to be
                                                                                                         dissolved
1.1.26                         Enron Reserve 9 B.V. i.l.   Private Limited Company   The Netherlands     General partner for Enron
                                                                                                         Power El Salvador C.V. -
                                                                                                         In Liquidation; to be
                                                                                                         dissolved
1.1.27                         Enron Reserve I B.V.        Private Limited Company   The Netherlands     Shelf company - In
                                                                                                         Liquidation; to be
                                                                                                         dissolved
1.1.28                         Enron Reserve II B.V.       Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.1.28.1                       Offshore Power Operations   Limited Partnership       The Netherlands     Foreign utility company;
                               C.V.                                                                      to be dissolved
1.1.29                         Enron South America LLC     Limited Liability         Delaware            Foreign utility company;
                                                           Company                                       to be dissolved
1.1.29.1                       Belo Horizonte Power Ltd.   Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.29.2                       Bolivia Holdings Ltd.       Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company
1.1.29.2.1                     Enron Transportadora        Company                   Cayman Islands      Non-utility Intermediate
                               Holdings Ltd.                                                             holding company.
1.1.29.2.1.1                   Enron Brazil Services       Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company
1.1.29.2.1.1.1                 Enron Brazil Ltd.           Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company


                                                                 10

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.29.2.1.1.2                 Enron America do Sul        Limited Liability         Brazil              To hold the Brazilian
                               Ltda.                       Company                                       office lease and fund
                                                                                                         development expenses in
                                                                                                         Brazil.
1.1.29.2.1.1.2.1               Enron America do Sul        Branch                    Rio de Janeiro      Inactive
                               Ltda. - Rio Branch
1.1.29.2.1.1.2.2               Enron America do Sul        Branch                    Bahia, Salvador     Inactive
                               Ltda. - Salvador Branch
1.1.29.2.1.2                   TR Holdings (Bolivia)       General Partnership       The Netherlands     Inactive; non-Utility
                               C.V.                                                                      Intermediate Company; to
                                                                                                         be dissolved
1.1.29.2.1.3                   TR Holdings Ltda.           Private Limited Company   Bolivia             Non-utility Intermediate
                                                                                                         holding company.
1.1.29.2.1.3.1                 Transporte de               Corporation               Bolivia             Natural gas services
                               Hidrocarburos S.A.                                                        company
                               (Transredes S.A.)
1.1.29.2.1.3.2                 Transredes do Brasil        Private Limited Company   Brazil              Non-utility Intermediate
                               Ltda.                                                                     holding company.
1.1.29.2.1.3.2.1               Transportadora Brasileira   Corporation               Brazil              Natural gas services
                               Gasoduto Bolivia - Brasil                                                 company
1.1.29.2.1.4                   Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings II Ltd.                                                          holding company
1.1.29.2.1.4.1                 Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments II Ltd.                                                       holding company
1.1.29.3                       Brazil Energy Investments   Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.29.3.1                     Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments XII Ltd.                                                      holding company; to be
                                                                                                         dissolved
1.1.29.4                       Brazil Power Investments    Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.29.5                       Enron Argentina CHESA       Corporation               Delaware            Intermediate non-utility
                               Holdings, Inc.                                                            holding company; to be
                                                                                                         dissolved
1.1.29.6                       Enron Argentina             Company                   Cayman Islands      Inactive; to be dissolved
                               Development Ltd.
1.1.29.6.1                     Cordex Americas 1997,       Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.1.29.7                       Enron Argentina             Corporation               Delaware            Intermediate non-utility
                               Investments, Inc.                                                         holding company; to be
                                                                                                         dissolved
1.1.29.7.1                     Enron CHESA Delaware        Limited Liability         Delaware            Inactive; to be dissolved
                               Limited Liability Company   Company
1.1.29.7.2                     Enron CHESA Texas Limited   Limited Liability         Texas               Inactive; to be dissolved
                               Liability Company           Company
1.1.29.7.2.1                   Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Argentina Holdings Ltd.                                                   holding company
1.1.29.7.2.1.1                 Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Argentina Investments Ltd.                                                holding company


                                                                 11

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.29.7.2.1.1.1               Enron Comercializadora de   Public Limited Company    Argentina           Service company
                               Energia Argentina S.A.
1.1.29.8                       Enron Brazil Power          Company                   Cayman Islands      Debtor entity;
                               Holdings I Ltd.                                                           intermediate holding
                                                                                                         company; to be dissolved
1.1.29.8.1                     GasMat Holdings Ltd.        Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.29.8.1.1                   GasMat Investments Ltd.     Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.29.8.1.2                   GasOcidente do Mato         Corporation               Brazil              Non-utility company
                               Grosso Ltda.
1.1.29.8.1.2.1                 GasOcidente do Mato         Branch                    Brazil              Non-utility company -
                               Grosso Ltda. -                                                            branch
                               Cuiaba/Mato Grosso Branch
1.1.29.9                       Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings III Ltd.                                                         holding company; to be
                                                                                                         dissolved
1.1.29.9.1                     Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments III Ltd.                                                      holding company; to be
                                                                                                         dissolved
1.1.29.9.2                     EBD - Empresa Brasileira    Corporation               Brazil              Inactive; to be dissolved
                               Distribuidora Ltda.
1.1.29.10                      Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings IV Ltd.                                                          holding company
1.1.29.11                      Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings VI Ltd.                                                          holding company; to be
                                                                                                         dissolved
1.1.29.11.1                    Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments VI Ltd.                                                       holding company; to be
                                                                                                         dissolved
1.1.29.12                      Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings VII Ltd.                                                         holding company; to be
                                                                                                         dissolved
1.1.29.12.1                    Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments VII Ltd.                                                      holding company; to be
                                                                                                         dissolved
1.1.29.12.2                    Enron Comercializadora de   Corporation               Brazil              Service company
                               Energia Ltda.
1.1.29.13                      Enron Brazil Power          Company                   Cayman Islands      To be partner in Brazil
                               Holdings X Ltd.                                                           limitada to be formed for
                                                                                                         potential bids.
1.1.29.13.1                    Enron Brazil Power          Company                   Cayman Islands      To be partner in Brazil
                               Investments X Ltd.                                                        limitada to be formed for
                                                                                                         potential bids.
1.1.29.13.2                    Geracao Centro Oeste        Corporation               Brazil              Service company - Holds
                               Ltda.                                                                     ANEEL (Brazilian
                                                                                                         Government)
                                                                                                         authorization
                                                                                                         for EPE-Empresa
                                                                                                         Produtora de Energia
                                                                                                         Ltda. (Cuiaba Project).
1.1.29.14                      Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Holdings XVIII Ltd.                                                       holding company; to be
                                                                                                         dissolved
1.1.29.14.1                    Enron Brazil Power          Company                   Cayman Islands      Intermediate non-utility
                               Investments XVIII Ltd.                                                    holding company; to be
                                                                                                         dissolved
1.1.29.14.2                    RJG - Rio de Janeiro        Corporation               Brazil              Inactive; to be dissolved
                               Generation Ltda.
1.1.29.15                      Enron Development Belo      Company                   Cayman Islands      Intermediate non-utility
                               Horizonte Ltd.                                                            holding company; to be
                                                                                                         dissolved


                                                                 12

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.29.15.1                    Enron Brazil Development    Limited Partnership       The Netherlands     Inactive; to be dissolved
                               C.V.
1.1.29.16                      Enron Development Brazil    Company                   Cayman Islands      To serve as the general
                               Ltd.                                                                      partner to Enron Electric
                                                                                                         Power Brazil C.V.; to be
                                                                                                         dissolved
1.1.29.16.1                    Enron Electric Power        Limited Partnership       The Netherlands     Intermediate holding
                               Brazil C.V.                                                               company; to be dissolved
1.1.29.17                      Enron do Brazil Holdings    Company                   The Netherlands     Debtor entity;
                               Ltd.                                                                      intermediate holding
                                                                                                         company; to be dissolved
1.1.29.17.1                    EPE Holdings Ltd.           Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.29.17.1.1                  EPE - Empresa Produtora     Corporation               Brazil              Foreign utility company
                               de Energia Ltda.
1.1.29.17.1.1.1                EPE - Empresa Produtora     Branch                    Brazil              Foreign utility company -
                               de Energia Ltda. -                                                        branch
                               Cuiaba/Mato Grosso Branch
1.1.29.17.1.2                  EPE Generation Holdings     Company                   Cayman Islands      Intermediate holding
                               Ltd.                                                                      company
1.1.29.17.1.3                  EPE Investments Ltd.        Company                   Cayman Islands      Intermediate holding
                                                                                                         company
1.1.29.17.2                    Enron do Brazil             Company                   Cayman Islands      Inactive intermediate
                               Investments Ltd.                                                          holding company; to be
                                                                                                         dissolved
1.1.29.18                      Enron Electric Brazil       Company                   Cayman Islands      Inactive intermediate
                               Holdings Ltd.                                                             holding company - proposed
                                                                                                         for dissolution
1.1.29.18.1                    Enron Electric Brazil Ltd.  Company                   Cayman Islands      Inactive intermediate
                                                                                                         holding company - proposed
                                                                                                         for dissolution
1.1.29.18.1.1                  EN Eletricidade do Brasil   Corporation               Brazil              Service company
                               Ltda.
1.1.29.19                      Enron International Bahia   Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.1.29.19.1                    Enron International Bahia   Company                   Cayman Islands      Inactive; to be dissolved
                               Holdings Ltd.
1.1.29.20                      Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Bolivia Holdings Ltd.                                                     holding company
1.1.29.20.1                    Enron International         Company                   Cayman Islands      Inactive non-utility
                               Bolivia Investments Ltd.                                                  intermediate holding
                                                                                                         company; to be dissolved
1.1.29.20.2                    GasOriente Boliviano Ltda.  Corporation               Bolivia             Natural gas service company
1.1.29.21                      Enron South America         Company                   Cayman Islands      Non-utility holding
                               Energy Services Holdings                                                  company; to be dissolved
                               Ltd.
1.1.29.21.1                    Enron South America         Company                   Cayman Islands      Intermediate non-utility
                               Energy Services                                                           holding company; to be
                               Investments Ltd.                                                          dissolved
1.1.29.22                      Enron South America         Limited Liability         Delaware            Inactive; to be dissolved
                               Turbine LLC                 Company
1.1.29.23                      Enron Transportadora de     Company                   Cayman Islands      Intermediate non-utility
                               Bolivia Ltd.                                                              holding company; to be
                                                                                                         dissolved
1.1.29.23.1                    Enron Transportadora        Public Limited Company    Bolivia             Inactive; to be dissolved
                               (Bolivia) S.A.


                                                                 13

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.29.24                      Enron Transportadora        Company                   Cayman Islands      Intermediate non-utility
                               Uruguay Ltd.                                                              holding company; to be
                                                                                                         dissolved
1.1.29.25                      Global Petroleum & Gas      Company                   Cayman Islands      Inactive; to be dissolved
                               Industry II Limited
1.1.29.26                      International Energy        Corporation               Delaware            Intermediate non-utility
                               Developments of Peru Corp.                                                holding company; to be
                                                                                                         dissolved
1.1.29.27                      International Energy        Corporation               Delaware            Intermediate non-utility
                               Investments of Peru Corp.                                                 holding company; to be
                                                                                                         dissolved
1.1.29.28                      International Energy        Corporation               Delaware            Intermediate non-utility
                               Holdings of Peru Corp.                                                    holding company; to be
                                                                                                         dissolved
1.1.29.29                      Rio Energia Holdings Ltd.   Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.1.29.30                      Rio Energia Investments     Company                   Cayman Islands      Intermediate non-utility
                               Ltd.                                                                      holding company; to be
                                                                                                         dissolved
1.1.29.31                      Southern Brazil Electric    Company                   Cayman Islands      Intermediate non-utility
                               Holdings Ltd.                                                             holding company; to be
                                                                                                         dissolved
1.1.29.31.1                    Enron Sao Paulo             Company                   Cayman Islands      Intermediate non-utility
                               Investments Ltd.                                                          holding company; to be
                                                                                                         dissolved
1.1.29.31.1.1                  Enron Electric Sao Paulo    Limited Partnership       The Netherlands     Inactive; to be dissolved
                               C.V.
1.1.29.32                      Southern Cone Gas Ltd.      Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; proposed
                                                                                                         for dissolution
1.1.29.33                      Southwest Brazil Electric   Company                   Cayman Islands      Limited partner; to be
                               Holdings Ltd.                                                             dissolved
1.1.29.33.1                    Enron Mato Grosso do Sul    Company                   Cayman Islands      General partner; to be
                               Investments Ltd.                                                          dissolved
1.1.29.33.1.1                  Enron Electric Mato Gross   Limited Partnership       The Netherlands     Construction services
                               do Sul C.V.                                                               company; to be dissolved
1.1.29.34                      Transborder Gas Services    Company                   Cayman Islands      Natural gas services
                               Ltd.                                                                      company
1.1.29.35                      Transborder Supply          Company                   Cayman Islands      Inactive; in process of
                               Services Ltd.                                                             dissolution
1.1.30                         ET Power 1 LLC              Limited Liability         Delaware            Non-utility company; to be
                                                           Company                                       dissolved
1.1.31                         LFT Power I, LLC            Limited Liability         Delaware            Non-utility company; to be
                                                           Company                                       dissolved
1.1.32                         LFT Power II, LLC           Limited Liability         Delaware            Non-utility company; to be
                                                           Company                                       dissolved
1.1.33                         LFT Power III, L.L.C.       Limited Liability         Delaware            Non-utility company; to be
                                                           Company                                       dissolved
1.1.33.1                       ET Power 3 LLC              Limited Liability         Delaware            Non-utility company; to be
                                                           Company                                       dissolved


                                                                 14

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.1.33.1.1                     Mesquite Holdings B.V.      Corporation               The Netherlands     Non-utility company
1.1.33.1.1.1                   Enron Dutch Investment      Unlimited Company         England             Inactive; proposal to
                               No. 2                                                                     strike entity at
                                                                                                         Companies House
1.1.33.1.1.2                   Enron Turkey Energy B.V.    Corporation               The Netherlands     Non-utility company
1.1.33.1.1.2.1                 Enron Power Holdings C.V.   General Partnership       The Netherlands     Non-utility company
1.1.33.1.1.2.2                 Enron Power Holdings        Corporation               The Netherlands     Non-utility company
                               (Turkey) B.V.
1.1.33.1.1.2.2.1               Trakya Elektrik Uretim ve   Corporation               Turkey              Exempt wholesale generator
                               Ticaret A.S.
1.1.34                         Paulista Electrical         Limited Liability         Delaware            Debtor entity; non-utility
                               Distribution L.L.C.         Company                                       holding company; to be
                                                                                                         dissolved
1.1.34.1                       Enron Brazil Power          Company                   Cayman Islands      Non-utility holding company
                               Holdings V Ltd.
1.1.34.1.1                     Enron Brazil Power          Company                   Cayman Islands      Non-utility holding company
                               Investments V Ltd.
1.1.34.1.2                     Enron Investimentos         Corporation               Brazil              Non-utility holding company
                               Energeticos Ltda.
1.1.34.1.3                     EPC - Empresa Paranaense    Corporation               Brazil              Non-utility holding company
                               Comercializadora Ltda.
1.1.35                         Travamark Two B.V.          Corporation               The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.1.35.1                       Offshore Power Production   General Partnership       The Netherlands     Debtor entity;
                               C.V.                                                                      intermediate holding
                                                                                                         company; to be dissolved
1.1.35.1.1                     Enron Mauritius Company     Company                   Mauritius           Debtor entity;
                                                                                                         intermediate holding
                                                                                                         company; to be dissolved
1.1.35.1.1.1                   Dabhol Power Company        Company                   India, Marahashtra  Receivor appointed;
                                                                                                         foreign utility company;
                                                                                                         to be divested or dissolved
1.1.35.1.1.2                   NTM Holdings Ltd.           Company                   Cayman Islands      Non-utility holding
                                                                                                         company; to be dissolved
1.1.35.1.2                     Enron India Holdings Ltd.   Company                   Cayman Islands      Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.2                            Atlantic Water Trust        Business Trust            Delaware            Beneficial owner of
                                                                                                         certain equity interests;
                                                                                                         to be dissolved
1.2.1                          Bristol Water Trust         Business Trust            Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.2.2                          Azurix Corp.                Corporation               Delaware            Holding company for water
                                                                                                         group; to be dissolved
1.2.2.1                        AEL Finance B.V.            Company                   The Netherlands     Financing entity; to be
                                                                                                         dissolved


                                                                 15

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.2.2.2                        Azurix AGOSBA Holdings      Company                   Cayman Islands      Intermediate holding
                               Ltd.                                                                      company; to be dissolved
1.2.2.2.1                      Azurix AGOSBA Ltd.          Company                   Cayman Islands      Argentine water project
                                                                                                         company; to be dissolved
1.2.2.2.2                      Operadora de Buenos Aires   Limited Liability         Argentina           Argentine water and sewage
                               S.R.L.                      Company                                       service company; to be
                                                                                                         dissolved
1.2.2.3                        Azurix Argentina Holding,   Corporation               Delaware            Intermediate holding
                               Inc.                                                                      company; to be dissolved
1.2.2.3.1                      Azurix AGOSBA S.R.L.        Limited Liability         Argentina           Argentine water and sewage
                                                           Company                                       service company; to be
                                                                                                         dissolved
1.2.2.3.1.1                    Azurix Buenos Aires S.A.    Company                   Argentina           Argentine water and sewage
                                                                                                         service company; to be
                                                                                                         dissolved
1.2.2.3.2                      Azurix Argentina Services   Limited Liability         Argentina           Argentine water and sewage
                               S.R.L.                      Company                                       service company; to be
                                                                                                         dissolved
1.2.2.4                        Azurix Argentina            Company                   Cayman Islands      Financing entity; to be
                               Investments Ltd.                                                          dissolved
1.2.2.5                        Azurix Brasil Holdings      Company                   Cayman Islands      Water and wastewater
                               Ltd.                                                                      project services company;
                                                                                                         to be dissolved
1.2.2.6                        Azurix Buenos Aires         Company                   Cayman Islands      Financing entity; to be
                               Investments Ltd.                                                          dissolved
1.2.2.6.1                      Azurix Argentina Finance    Company                   Cayman Islands      Financing entity; to be
                               Ltd.                                                                      dissolved
1.2.2.7                        Azurix Cancun B.V.          Private Limited Company   The Netherlands     Non-gas and non-power
                                                                                                         utility holding company;
                                                                                                         to be dissolved
1.2.2.8                        Azurix Finance Corp.        Corporation               Delaware            Financing entity; to be
                                                                                                         dissolved
1.2.2.9                        Azurix Germany B.V.         Private Limited Company   The Netherlands     Non-gas and non-power
                                                                                                         utility holding company;
                                                                                                         to be dissolved
1.2.2.9.1                      Azurix Butzbach Holdings    Private Limited           Germany             Non-gas and non-power
                               GmbH                        Liability Company                             utility holding company;
                                                                                                         to be dissolved
1.2.2.9.1.1                    Lurgi Bamag do Brasil       Corporation               Brazil              Engineering and projection
                               Ltda.                                                                     management service
                                                                                                         company; to be dissolved
1.2.2.10                       Azurix IASA B.V.            Private Limited Company   The Netherlands     Non-gas and non-power
                                                                                                         utility holding company;
                                                                                                         to be dissolved
1.2.2.11                       Azurix Isla Mujeres B.V.    Private Limited Company   The Netherlands     Mexican water service and
                                                                                                         sewage company; to be
                                                                                                         dissolved
1.2.2.12                       Azurix Ltd.                 Company                   Cayman Islands      Non-gas and non-power
                                                                                                         utility holding company;
                                                                                                         to be dissolved
1.2.2.12.1                     Azurix Europe Ltd.          Private Limited Company   England             Non-gas and non-power
                                                                                                         utility holding company;
                                                                                                         to be dissolved
1.2.2.13                       Azurix Mexico City B.V.     Private Limited Company   The Netherlands     Mexican water service and
                                                                                                         sewage company; to be
                                                                                                         dissolved


                                                                 16

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.2.2.14                       Azurix Misiones Holdings    Company                   Cayman Islands      Non-gas and non-power
                               Ltd.                                                                      utility holding company;
                                                                                                         to be dissolved
1.2.2.14.1                     Azurix Misiones Ltd.        Company                   Cayman Islands      Argentine water project
                                                                                                         company; to be dissolved
1.2.2.14.2                     Azurix Ecopreneur           Limited Liability         Argentina           Argentine water service
                               Holdings S.R.L.             Company                                       and sewage company; to be
                                                                                                         dissolved
1.2.2.15                       Rio Azul Cayman Holdings    Company                   Cayman Islands      Non-utility holding
                               Limited                                                                   company; to be dissolved
1.2.2.15.1                     Rio Azul Cayman Limited     Company                   Cayman Islands      Special purpose entity; to
                                                                                                         be dissolved
1.3                            Bam Lease Company           Corporation               Delaware            Debtor entity; special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.3.1                          Kingfisher I LLC            Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.4                            Clinton Energy Management   Corporation               Ohio                Debtor entity; energy
                               Services, Inc.                                                            marketing and related
                                                                                                         energy-management
                                                                                                         services; to be dissolved
1.5                            CrossCountry Energy Corp.   Corporation               Delaware            Intended ultimate holding
                                                                                                         company for North American
                                                                                                         pipelines
1.6                            CrossCountry Energy, LLC    Limited Liability         Delaware            Intended holding company
                                                           Company                                       for North American
                                                                                                         pipelines
1.6.1                          CrossCountry Alaska, LLC    Limited Liability         Delaware            To hold rights associated
                                                           Company                                       with a natural gas
                                                                                                         pipeline from AK to NW
                                                                                                         Alberta
1.6.2                          CrossCountry Citrus Corp.   Corporation               Delaware            Intended holding company
                                                                                                         for Citrus Corp.
1.6.2.1                        Citrus Corp.                Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company
1.6.2.1.1                      Citrus Energy Services,     Corporation               Delaware            Transportation management
                               Inc.                                                                      service company
1.6.2.1.2                      Citrus Trading Corp.        Corporation               Delaware            Gas marketing company
1.6.2.1.3                      Florida Gas Transmission    Corporation               Delaware            Interstate natural gas
                               Company                                                                   transmission pipeline
1.6.3                          CrossCountry Energy         Limited Liability         Delaware            Company that provides
                               Services, LLC               Company                                       personnel and
                                                                                                         administrative services to
                                                                                                         the pipelines.
1.6.4                          NBP Services Corporation    Corporation               Delaware            Administrative services
                                                                                                         company and operator of
                                                                                                         natural gas gathering and
                                                                                                         related assets
1.6.5                          Northern Plains Natural     Corporation               Delaware            General partner and
                               Gas Company                                                               pipeline system operator


                                                                 17

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.6.5.1                        Northern Border             Limited Partnership       Delaware            Operating partnership and
                               Intermediate Limited                                                      non-utility holding company
                               Partnership
1.6.5.1.1                      Bear Paw Investments, LLC   Limited Liability         Delaware            Intermediate non-utility
                                                           Company                                       holding company
1.6.5.1.1.1                    Bear Paw Energy, LLC        Limited Liability         Delaware            Gas-gathering and
                                                           Company                                       processing company
1.6.5.1.1.1.1                  Bear Paw Processing         Corporation               Alberta             Gas-gathering company
                               Company (Canada) Ltd.
1.6.5.1.1.2                    Brown Bear Enterprises,     Limited Liability         Delaware            Sulfur injection well owner
                               LLC                         Company
1.6.5.1.2                      Bison Pipeline, L.L.C.      Limited Liability         Delaware            Inactive
                                                           Company
1.6.5.1.3                      Black Mesa Holdings, Inc    Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company
1.6.5.1.3.1                    Black Mesa Pipeline, Inc.   Corporation               Delaware            Coal slurry pipeline owner
1.6.5.1.4                      Black Mesa Pipeline         Limited Liability         Delaware            Coal slurry pipeline
                               Operations, L.L.C.          Company                                       operator
1.6.5.1.5                      Black Mesa Technologies,    Corporation               Oklahoma            Consults for U.S. coal
                               Inc.                                                                      slurry pipeline projects
1.6.5.1.6                      Black Mesa Technologies     Limited Liability         Oklahoma            Inactive
                               Services, L.L.C.            Company
1.6.5.1.7                      Border Midstream            Corporation               Alberta             Minority interest owner in
                               Services, Ltd.                                                            gathering assets
1.6.5.1.8                      Border Midwestern Company   Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company
1.6.5.1.8.1                    Midwestern Gas Marketing    Corporation               Delaware            Meter station owner
                               Company
1.6.5.1.8.2                    Midwestern Gas              Corporation               Delaware            Interstate natural gas
                               Transmission Company                                                      pipeline system owner
1.6.5.1.9                      Border Viking Company       Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company
1.6.5.1.9.1                    Viking Gas Transmission     Corporation               Delaware            Interstate natural gas
                               Company                                                                   pipeline system owner
1.6.5.1.9.1.1                  Guardian Pipeline, L.L.C.   Limited Liability         Delaware            Interstate natural gas
                                                           Company                                       pipeline system owner
1.6.5.1.10                     Crestone Energy Ventures,   Limited Liability         Delaware            Intermediate non-utility
                               L.L.C.                      Company                                       holding company
1.6.5.1.10.1                   Bighorn Gas Gathering,      Limited Liability         Delaware            Owner of gas-gathering and
                               L.L.C.                      Company                                       related facilities
1.6.5.1.10.2                   Crestone Bighorn, L.L.C.    Limited Liability         Delaware            Inactive
                                                           Company
1.6.5.1.10.3                   Crestone Gathering          Limited Liability         Delaware            Minority equity interest
                               Services, L.L.C.            Company                                       owner in entity that owns
                                                                                                         gas gathering and treating
                                                                                                         facilities
1.6.5.1.10.4                   Crestone Powder River,      Limited Liability         Delaware            Minority equity-interest
                               L.L.C.                      Company                                       owner in entity that owns
                                                                                                         gas gathering and treating
                                                                                                         facilities
1.6.5.1.10.4.1                 Fort Union Gas Gathering,   Limited Liability         Delaware            Owner of gas-gathering and
                               L.L.C.                      Company                                       related facilities


                                                                 18

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.6.5.1.10.5                   Crestone Wind River,        Limited Liability         Delaware            Minority equity-interest
                               L.L.C.                      Company                                       owner in entity that owns
                                                                                                         gas gathering facilities
1.6.5.1.10.5.1                 Lost Creek Gathering        Limited Liability         Delaware            Gas-gathering system owner
                               Company, L.L.C.             Company
1.6.5.1.11                     Northern Border Pipeline    General Partnership       Texas               Interstate natural gas
                               Company                                                                   pipeline system owner
1.6.5.2                        Northern Border Partners,   Limited Partnership       Delaware            Publicly-traded
                               L.P.                                                                      non-utility holding master
                                                                                                         limited partnership
1.6.5.3                        Northern Border Pipeline    Corporation               Delaware            Inactive
                               Corporation
1.6.5.4                        Pan Border Gas Company      Corporation               Delaware            General partner
1.6.6                          Transwestern Holding        Corporation               Delaware            Intermediate non-utility
                               Company, Inc.                                                             holding company
1.6.7                          Transwestern Pipeline       Corporation               Delaware            Interstate natural gas
                               Company                                                                   transmission pipeline
1.7                            East Java Funding Corp.     Private Limited Company   The Netherlands     Inactive; to be dissolved
                               B.V.
1.8                            EGP Fuels Company           Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.9                            PE Holdings LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.9.1                          Egret I LLC                 Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.9.1.1                        Whitewing Management LLC    Limited Liability         Delaware            Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.9.1.1.1                      Whitewing Associates,       Limited Partnership       Delaware            Debtor entity; inactive;
                               L.P.                                                                      to be dissolved
1.9.1.1.1.1                    Blue Heron I LLC            Limited Liability         Delaware            Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.9.1.1.1.1.1                  Anhinga, L.P.               Limited Partnership       Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.9.1.1.1.1.1.1                Turnstone, L.L.C.           Limited Liability         Delaware            Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.9.1.1.1.1.2                  ENA Asset Holdings L.P.     Limited Partnership       Delaware            Debtor entity; special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.9.1.1.1.1.3                  Fiber Systems L.P.          Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.4                  Merlin Acquisition L.P.     Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.4.1                ECT Colombia Pipeline       Company                   Cayman Islands      Intermediate holding
                               Holdings 2 Ltd.                                                           company; to be divested or
                                                                                                         dissolved
1.9.1.1.1.1.4.1.1              Promigas S.A. E.S.P.        Company                   Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved


                                                                 19

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.9.1.1.1.1.4.1.1.1            Gases del Caribe S.A.,      Company                   Colombia            Foreign utility company;
                               E.S.P.                                                                    to be divested or dissolved
1.9.1.1.1.1.4.1.1.1.1          Gases de la Guajira S.A.,   Company                   Colombia            Foreign utility company;
                               E.S.P.                                                                    to be divested or dissolved
1.9.1.1.1.1.4.1.1.1.2          Gas de Risaralda S.A.       Corporation               Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.2            Gases del Norte del         Corporation               Colombia            Foreign utility company;
                               Valle, S.A., E.S.P.                                                       to be divested or dissolved
1.9.1.1.1.1.4.1.1.3            Gases del Occidente S.A.,   Corporation               Colombia            Foreign utility company;
                               E.S.P.                                                                    to be divested or dissolved
1.9.1.1.1.1.4.1.1.4            Gas Natural Comprimido      Corporation               Colombia            Foreign utility company;
                               S.A.                                                                      to be divested or dissolved
1.9.1.1.1.1.4.1.1.5            Gas Natural del Centro      Corporation               Colombia            Foreign utility company;
                               S.A., E.S.P                                                               to be divested or dissolved
1.9.1.1.1.1.4.1.1.6            Gas Natural S.A., E.S.P.    Corporation               Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.7            Surtigas S.A., E.S.P.       Corporation               Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.8            Gases de Boyaca y           Corporation               Colombia            Foreign utility company;
                               Santander S.A.                                                            to be divested or dissolved
1.9.1.1.1.1.4.1.1.9            Sociedad Transportadora     Corporation               Colombia            Foreign utility company;
                               de Gas de Oriente                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.10           Transportadora de Metano    Corporation               Colombia            Foreign utility company;
                               S.A. E.S.P                                                                to be divested or dissolved
1.9.1.1.1.1.4.1.1.11           Transoccidente S.A. E.S.P.  Corporation               Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.12           Desarrollos Empresariales   Corporation               Colombia            Special Purpose Entity; to
                               Caucanos S.A.                                                             be divested or dissolved
1.9.1.1.1.1.4.1.1.13           Ingenio la Cana S.A.        Corporation               Colombia            Special Purpose Entity; to
                                                                                                         be divested or dissolved
1.9.1.1.1.1.4.1.1.14           Proyectos Energeticos del   Corporation               Colombia            Special Purpose Entity; to
                               Cauca S.A.                                                                be divested or dissolved
1.9.1.1.1.1.4.1.1.15           Sociedad de Inveriones de   Corporation               Colombia            Special Purpose Entity; to
                               Energia S.A.                                                              be divested or dissolved
1.9.1.1.1.1.4.1.1.16           Promigas                    Corporation               Colombia            Foreign utility company;
                               Telecomunicaciones  S.A.                                                  to be divested or dissolved
1.9.1.1.1.1.4.1.1.17           Enred Comunicaciones S.A.   Corporation               Colombia            Foreign utility company;
                                                                                                         to be divested or dissolved
1.9.1.1.1.1.4.1.1.18           Sociedad de Acueducto,      Corporation               Colombia            Foreign utility company;
                               Alcantrillado y Aseo de                                                   to be divested or dissolved
                               Barranquilla S.A. E.S.P
1.9.1.1.1.1.5                  Pelican Bidder LLC          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved


                                                                 20

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.9.1.1.1.1.5.1                Blackbird S.a.r.l.          Corporation               Luxembourg          Intermediate holding
                                                                                                         company; to be dissolved
1.9.1.1.1.1.5.2                Pelican Bidder Cayman       Company                   Cayman Islands      Inactive; to be dissolved
                               Limited
1.9.1.1.1.1.6                  Purple Martin, LLC          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.9.1.1.1.1.7                  Quail Energy, L.P.          Limited Partnership       Delaware            Inactive; to be dissolved
1.9.1.1.1.1.8                  SE Acquisition, L.P.        Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.9                  SE Goldeneye, L.P.          Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.9.1                Canvasback LLC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.9.1.1.1.1.10                 SE Raptor L.P.              Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.11                 SE Raven L.P.               Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.12                 SE Thunderbird L.P.         Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.12.1               Ibis Turbine Corporation    Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.1.13                 Woodlark, L.P.              Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.9.1.1.1.2                    Condor Share Trust          Business Trust            Delaware            Inactive; to be dissolved
1.9.2                          Peregrine I LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.10                           ENA CLO I Holding Company   Limited Liability         Delaware            Special purpose entity; to
                               GP L.L.C.                   Company                                       be dissolved
1.10.1                         ENA CLO I Holding Company   Limited Partnership       Delaware            Special purpose entity; to
                               II L.P.                                                                   be dissolved
1.11                           Generacion Mediterranea,    Corporation               Argentina           Foreign utility company
                               S.A.
1.12                           Enron BW Holdings Ltd.      Corporation               Cayman Islands      Intermediate
                                                                                                         non-gas/non-power holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.13                           Enron Capital Investments   Corporation               Delaware            Holding company for
                               Corp.                                                                     investments; to be
                                                                                                         dissolved
1.13.1                         Enron Diversified           Corporation               Delaware            Special purpose entity; to
                               Investments Corp.                                                         be dissolved
1.14                           Enron Capital LLC           Corporation               Turks and Caicos    Special purpose entity; to
                                                                                                         be dissolved
1.15                           Enron Capital Resources,    Limited Partnership       Delaware            Special purpose entity; to
                               L.P.                                                                      be dissolved


                                                                 21

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.16                           Enron Cayman Leasing Ltd.   Corporation               Cayman Islands      Inactive; to be dissolved
1.16.1                         Enron Property Management   Corporation               Delaware            Special purpose entity; to
                               Corp.                                                                     be dissolved
1.16.1.1                       Enron Leasing Partners,     Limited Partnership       Delaware            Special purpose entity; to
                               L.P.                                                                      be dissolved
1.17                           Enron Ceska Republika B.V.  Corporation               The Netherlands     Project development
                                                                                                         company; to be dissolved
1.18                           Enron Communications        Corporation               Oregon              Debtor entity;
                               Group, Inc.                                                               telecommunications utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.18.1                         Enron Broadband Services,   Corporation               Oregon              Debtor entity;
                               Inc.                                                                      telecommunications utility
                                                                                                         company; to be dissolved
1.18.1.1                       Big Island VIII, L.L.C.     Limited Liability         Delaware            Special purpose entity
                                                           Company
1.18.1.2                       DataSystems Group, Inc.     Corporation               Texas               Debtor entity; inactive;
                                                                                                         to be dissolved
1.18.1.3                       EBS Content System L.L.C.   Limited Liability         Delaware            Non-utility holding
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.18.1.4                       EBS Global Cable and        Corporation               Nevada              Inactive; to be dissolved
                               Satellite, Inc.
1.18.1.5                       ECI-Nevada Corp.            Corporation               Nevada              Debtor entity; inactive;
                                                                                                         to be dissolved
1.18.1.6                       ECI-Texas, L.P.             Limited Partnership       Texas               Debtor entity; inactive;
                                                                                                         to be dissolved
1.18.1.7                       EnRock Management, LLC      Limited Liability         Texas               Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.18.1.7.1                     EnRock, L.P.                Limited Partnership       Texas               Debtor entity; inactive;
                                                                                                         to be dissolved
1.18.1.8                       Enron Broadband Services,   Limited Partnership       Delaware            Debtor entity;
                               L.P.                                                                      telecommunications
                                                                                                         company; to be dissolved
1.18.1.9                       Enron Broadband             Corporation               Delaware            Intermediate non-utility
                               Investments Corp.                                                         holding company; to be
                                                                                                         divested or dissolved
1.18.1.9.1                     EBS Investments, L.L.C.     Limited Liability         Delaware            Intermediate non-utility
                                                           Company                                       holding company; to be
                                                                                                         dissolved
1.18.1.9.2                     S-Future L.L.C.             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.18.1.9.3                     S-Past L.L.C.               Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.18.1.9.4                     S-Present L.L.C.            Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.18.1.10                      Enron Broadband Services    Corporation               Canada Federal      Telecommunications utility
                               Canada Inc.                                                               company; to be dissolved


                                                                 22

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.18.1.11                      Enron Broadband Services    Private Limited Company   The Netherlands     Inactive; to be dissolved
                               Netherlands B.V.
1.18.1.11.1                    EBS Mexico, LLC             Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.18.1.11.2                    Enron Broadband Services    Private Limited Company   The Netherlands     Inactive; to be dissolved
                               Asia B.V.
1.18.1.11.3                    Enron Broadband Services    Corporation               Singapore           Inactive; in liquidation;
                               Asia/Pacific Pte Ltd                                                      to be dissolved
1.18.1.11.4                    Enron Broadband Services    Corporation               Australia           Inactive; to be dissolved
                               Australia Pty Limited
1.18.1.11.5                    Enron Broadband Services    Corporation               Denmark             Inactive; in liquidation;
                               Denmark ApS                                                               to be dissolved
1.18.1.11.6                    Enron Broadband Services    Private Limited Company   Spain               Inactive; to be dissolved
                               Espana S.L.
1.18.1.11.7                    Enron Broadband Services    Limited Partnership       France              Inactive; under
                               France S.A.S.                                                             court-appointed receivor;
                                                                                                         to be dissolved
1.18.1.11.8                    Enron Broadband Services    Private Limited Company   Italy               Inactive; to be dissolved
                               Italy S.r.L.
1.18.1.11.9                    Enron Broadband Services    Corporation               Japan               Inactive; to be dissolved
                               Japan K.K.
1.18.1.11.10                   Enron Broadband Servicios   Limited Liability         Mexico              Inactive; to be dissolved
                               de Mexico SRL de CV         Company w/variable
                                                           capital
1.18.1.11.11                   Enron Broadband Services    Private Limited Company   The Netherlands     Inactive; to be dissolved
                               Netherlands 2 B.V.
1.18.1.11.12                   Enron Broadband Services    Corporation               Japan               Inactive; to be dissolved
                               Network Y.K.
1.18.1.11.13                   Enron Broadband Services    Private Limited Company   The Netherlands     Inactive; to be dissolved
                               Operating Company B.V.
1.18.1.11.14                   Enron Broadband Services    Stock Company             Sweden              Inactive; to be dissolved
                               Sweden AB
1.18.1.11.15                   Enron Broadband Services    Private Limited Company   England             Inactive; local insolvency
                               Marketing Limited                                                         in process*
1.18.1.11.16                   Enron Broadband Services    Corporation               England             Inactive; local insolvency
                               UK Limited                                                                in process*
1.18.1.12                      Enron Communications        Company                   Cayman Islands      Inactive; to be dissolved
                               India I, Ltd.
1.18.1.12.1                    Enron India CDS Holdings    Corporation               Mauritius           Non-utility holding
                               Ltd.                                                                      company; to be dissolved
1.18.1.13                      Enron Communications        Corporation               Nevada              Debtor entity;
                               Leasing Corp.                                                             telecommunications
                                                                                                         equipment financing
                                                                                                         company; to be dissolved
1.18.1.14                      Enron Global                Company                   Cayman Islands      Inactive; to be dissolved
                               Communications Ltd.
1.18.1.14.1                    EBS Hong Kong, Ltd.         Company                   Cayman Islands      Inactive; to be dissolved
1.18.1.14.2                    Enron Broadband Services    Limited Company           Hong Kong           Inactive; in liquidation;
                               Hong Kong Limited                                                         to be dissolved
1.18.1.15                      Enron Telecommunications,   Corporation               Delaware            Debtor entity;
                               Inc.                                                                      telecommunications
                                                                                                         company; to be dissolved


                                                                 23

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.18.1.16                      FTV Communications LLC      Limited Liability         Delaware            Fiber-optic
                                                           Company                                       telecommunications network
                                                                                                         owner/operator; to be
                                                                                                         divested or dissolved
1.18.1.17                      McGarret VIII, L.L.C.       Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.18.1.18                      Modulus Technologies,       Corporation               Texas               Debtor entity; inactive;
                               Inc.                                                                      to be dissolved
1.19                           Enron CPO Holdings, Inc.    Corporation               Delaware            Financing entity; to be
                                                                                                         dissolved
1.19.1                         Enron International CPO     Private Limited Company   The Netherlands     Financing entity; to be
                               B.V.                                                                      dissolved
1.20                           Enron CPO Management        Corporation               Delaware            Shelf company; to be
                               Holdings I, Inc.                                                          dissolved
1.21                           Enron CPO Management        Corporation               Delaware            Shelf company; to be
                               Holdings II, Inc.                                                         dissolved
1.21.1                         Enron CPO Management,       Limited Partnership       Delaware            Shelf company; to be
                               L.P.                                                                      dissolved
1.22                           Enron CTS International,    Corporation               Delaware            Management services
                               Inc.                                                                      company; to be dissolved
1.23                           Enron Development Piti      Corporation               Delaware            Intermediate holding
                               Holdings Corp.                                                            company
1.23.1                         Marianas Energy Company     Limited Liability         Delaware            Foreign utility company
                               LLC                         Company
1.24                           Enron Energy Services       Corporation               Delaware            Intermediate non-utility
                               International Co.                                                         holding company; to be
                                                                                                         dissolved
1.24.1                         Enron Energy Services       Corporation               Alberta             Inactive; to be dissolved
                               Canada Corp.
1.24.1.1                       Enron Direct Canada Corp.   Corporation               Alberta             Inactive; to be dissolved
1.24.1.1.1                     Enron Direct Limited        Limited Partnership       Alberta             Inactive; to be dissolved
                               Partnership
1.24.2                         Enron Energy Services       Private Limited Company   The Netherlands     Holding company for
                               Europe B.V.i.l.                                                           European entities; in
                                                                                                         liquidation; to be
                                                                                                         dissolved
1.24.2.1                       EES Europe 2 B.V.           Private Limited Company   The Netherlands     Inactive; in insolvency
                                                                                                         proceedings; to be
                                                                                                         divested or dissolved
1.24.2.2                       Enron Energy Services       Limited Partnership       France              Inactive; energy outsource
                               France S.A.S.                                                             service provider; to be
                                                                                                         divested or dissolved
1.24.2.3                       Enron Energy Services       Private Limited Company   Italy               Under court-appointed
                               Italy S.R.L.                                                              liquidator
1.24.2.4                       Enron Energy Services       Private Limited Company   England             Local insolvency in
                               Limited                                                                   process*; to be dissolved
1.24.2.4.1                     Enron Energy Services       Private Limited Company   England             Local insolvency in
                               Engineering U.K. Limited                                                  process*; to be dissolved
1.24.2.4.2                     TME Torpy Limited           Private Limited Company   England             Local insolvency in
                                                                                                         process*
1.24.2.4.2.1                   TME Engineers Limited       Private Limited Company   England             Engineering and design
                                                                                                         services; local insolvency
                                                                                                         in process*
1.24.2.4.2.2                   TME Northern Limited        Private Limited Company   England             Engineering and design
                                                                                                         services; local insolvency
                                                                                                         in process*
1.24.2.5                       Enron Energy Services       Private Limited Company   The Netherlands     Energy outsource service
                               Netherlands B.V.                                                          provider; under
                                                                                                         court-appointed
                                                                                                         liquidator; to be dissolved


                                                                 24

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.24.2.6                       Enron Energy Services       Quoted Company            Portugal            Engineering service
                               Portugal, LDA                                                             provider; to be divested
                                                                                                         or dissolved
1.24.2.7                       Enron Energy Services       Private Limited Company   Spain               Engineering service
                               Spain, S.L.                                                               provider; to be divested
                                                                                                         or dissolved
1.24.2.7.1                     Enron Directo, S.L.         Private Limited Company   Spain               Mid-market power marketer;
                                                                                                         under administration
1.24.2.8                       Enron Energy Services       Stock Company             Sweden              Under court-appointed
                               Sverige AB                                                                liquidator; to be dissolved
1.24.2.9                       Enron Middle Market         Private Limited Company   The Netherlands     Intermediate holding
                               Europe Holdings 2 B.V.                                                    company
1.24.2.9.1                     Enron Middle Market         Private Limited Company   The Netherlands     Intermediate holding
                               Europe Holdings B.V.                                                      company
1.24.2.9.1.1                   Enron Direct Netherlands    Private Limited Company   The Netherlands     Gas and electricity
                               B.V.                                                                      supplier; to be dissolved
1.24.3                         Enron Energy Services       Corporation               Delaware            Lessor for Brazilian
                               International Leasing,                                                    back-up generator to third
                               Inc.                                                                      party; to be dissolved
1.24.4                         Enron Energy Services       Corporation               Delaware            Inactive; to be dissolved
                               Mexico Holding Co.
1.24.4.1                       Energia Eficiente de        Limited Liability         Mexico              Inactive; to be dissolved
                               Mexico Holding, S.de        Company w/variable
                               R.L.de C.V.                 capital
1.24.4.1.1                     Energia Eficiente de        Limited Liability         Mexico              Inactive; to be dissolved
                               Mexico Operaciones, S.de    Company w/variable
                               R.L.de C.V.                 capital
1.24.4.1.2                     Energia Eficiente de        Limited Liability         Mexico              Inactive; to be dissolved
                               Mexico Servicios, S. de     Company w/variable
                               R.L. de C.V.                capital
1.25                           Enron Energy Services, LLC  Limited Liability         Delaware            Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.25.1                         Big Island I, L.L.C.        Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.2                         Big Island II, L.L.C.       Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.3                         Big Island III, L.L.C.      Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.4                         Bora Bora Z, L.L.C.         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.5                         Cortez Energy Services,     Limited Liability         Delaware            Special Purpose Entity; to
                               LLC                         Company                                       be divested or dissolved
1.25.6                         Desert I LLC                Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7                         Enron Energy Services       Corporation               Delaware            Debtor entity; energy
                               Operations, Inc.                                                          outsource service
                                                                                                         provider; to be dissolved


                                                                 25

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.25.7.1                       Aeneas, L.L.C.              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.2                       Big Island X, L.L.C.        Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.3                       Blackbird 2 LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.4                       Blackbird 1 LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.5                       Brant LLC                   Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.6                       Danno II, L.L.C.            Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.7                       EES Property Services,      Corporation               Delaware            Property services company;
                               Inc.                                                                      to be dissolved
1.25.7.8                       EESO Merchant               Corporation               Delaware            Debtor entity; non-utility
                               Investments, Inc.                                                         holding company; to be
                                                                                                         dissolved
1.25.7.9                       Enron Acquisition III       Corporation               Delaware            Debtor entity; inactive;
                               Corp.                                                                     to be dissolved
1.25.7.10                      Enron Energy Information    Corporation               Pennsylvania        Debtor entity; developer
                               Solutions, Inc.                                                           and marketer of power
                                                                                                         usage software; to be
                                                                                                         dissolved
1.25.7.11                      Enron Energy Marketing      Corporation               California          Debtor entity; energy
                               Corp.                                                                     marketing; to be dissolved
1.25.7.12                      Enron Energy Services,      Corporation               Delaware            Debtor entity; energy
                               Inc.                                                                      marketing; to be dissolved
1.25.7.13                      Enron Energy Services       Corporation               California          Debtor entity; non-utility
                               North America, Inc.                                                       holding company; to be
                                                                                                         dissolved
1.25.7.13.1                    Bentley Energy Services,    Corporation               California          Inactive; to be dissolved
                               Inc.
1.25.7.13.2                    THE BMP Team, L.L.C.        Limited Liability         Delaware            Energy project developer;
                                                           Company                                       to be divested or dissolved
1.25.7.14                      Enron Federal Solutions,    Corporation               Delaware            Debtor entity;
                               Inc.                                                                      privatization of utility
                                                                                                         systems at federal
                                                                                                         installations; to be
                                                                                                         dissolved
1.25.7.15                      Maui II, L.L.C.             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.16                      McGarret X, L.L.C.          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.16.1                    LE Hesten Energy LLC        Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.25.7.17                      Merganser LLC               Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved


                                                                 26

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.25.7.18                      Omicron Enterprises, Inc.   Corporation               Delaware            Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.25.7.18.1                    Artemis Associates,         Limited Liability         Delaware            Debtor entity; non-utility
                               L.L.C.                      Company                                       holding company; to be
                                                                                                         dissolved
1.25.7.18.1.1                  Enron Facility Services,    Corporation               Delaware            Non-utility holding
                               Inc.                                                                      company; to be dissolved
1.25.7.18.1.1.1                EFS II, Inc.                Corporation               Delaware            Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.25.7.18.1.1.2                EFS Holdings, Inc.          Corporation               Delaware            Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.25.7.18.1.1.2.1              EES Service Holdings,       Corporation               Delaware            Debtor entity; non-utility
                               Inc.                                                                      holding company; to be
                                                                                                         dissolved
1.25.7.18.1.1.2.1.1            Pyramid I Asset, L.L.C.     Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.18.1.1.2.1.2            ServiceCo Holdings, Inc.    Corporation               Delaware            Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.1          FieldCentrix, Inc.          Corporation               California          Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2          ServiceCo Operations,       Corporation               Delaware            Non-utility holding
                               Inc.                                                                      company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.1        Affiliated Building         Corporation               Delaware            Non-utility holding
                               Services, Inc. Holding                                                    company; to be divested or
                               Company                                                                   dissolved
1.25.7.18.1.1.2.1.2.2.1.1      Affiliated Building         Corporation               Delaware            Payroll and corporate
                               Services, Inc.                                                            services company ; to be
                                                                                                         divested or dissolved
1.25.7.18.1.1.2.1.2.2.1.1.1    Philadelphia Airport        General Partnership       Pennsylvania        Operations/maintenance
                               Services                                                                  joint venture
1.25.7.18.1.1.2.1.2.2.1.1.2    Affiliated Building         Corporation               Delaware            Non-utility holding
                               Services, Inc. Investment                                                 company; to be divested or
                               Company                                                                   dissolved
1.25.7.18.1.1.2.1.2.2.2        The Linc Corporation        Corporation               Delaware            Non-utility holding
                               Holding Company                                                           company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.2.1      The Linc Corporation        Corporation               Pennsylvania        Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.2.1.1    The Linc Corporation        Corporation               Delaware            Non-utility holding
                               Investment Company                                                        company; to be divested or
                                                                                                         dissolved

1.25.7.18.1.1.2.1.2.2.2.3      Enron Energy Services       Corporation               Delaware            Non-utility holding
                               Process Technologies,                                                     company; to be divested or
                               Inc.                                                                      dissolved
1.25.7.18.1.1.2.1.2.2.2.3.1    Integrated Process          Limited Liability         Delaware            Building maintenance and
                               Technologies, LLC           Company                                       related services; to be
                                                                                                         divested or dissolved
1.25.7.18.1.1.2.1.2.2.3        Linc Service Holdings,      Corporation               Delaware            Non-utility holding
                               Inc.                                                                      company; to be divested or
                                                                                                         dissolved


                                                                 27

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.25.7.18.1.1.2.1.2.2.3.1      Linc Mechanical Services,   Corporation               Delaware            Facilities maintenance
                               Inc.                                                                      service company; to be
                                                                                                         divested or dissolved
1.25.7.18.1.1.2.1.2.2.3.2      Linc Service Company        Corporation               Delaware            Facilities maintenance
                                                                                                         service company; to be
                                                                                                         divested or dissolved
1.25.7.18.1.1.2.1.2.2.3.2.1    Enron EES Acquisition I     Corporation               Delaware            Non-utility holding
                               Corp.                                                                     company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.3.2.1.1  Jon Pierce Incorporated     Corporation               Texas               Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.3.2.     Pierce Mechanical, Inc.     Corporation               Delaware            HVAC contracting service
 1.1.1                                                                                                   company; to be divested or
                                                                                                         dissolved
1.25.7.18.1.1.2.1.2.2.3.2.2    The Linc Company            Corporation               Pennsylvania        Facilities maintenance
                                                                                                         service company; to be
                                                                                                         divested or dissolved
1.25.7.18.1.1.2.1.2.2.4        ServiceCo Corporate         Corporation               Delaware            Facilities maintenance
                               Services, Inc.                                                            payroll service company;
                                                                                                         to be divested or dissolved
1.25.7.18.1.1.2.1.2.3          ServiceCo Technology,       Corporation               Delaware            Inactive; to be divested
                               Inc.                                                                      or dissolved
1.25.7.18.1.1.2.2              EFS Construction            Corporation               Delaware            Debtor entity;
                               Management Services, Inc.                                                 construction management
                                                                                                         service company; to be
                                                                                                         dissolved
1.25.7.18.1.1.2.3              EFS I, Inc.                 Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.1            EFS III, Inc.               Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.1.1          EFS IV, Inc.                Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.1.1.1        EFS V, Inc.                 Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.1.2          EFS VI, LP                  Limited Partnership       New Jersey          Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.2            EFS Corporate Services,     Corporation               Pennsylvania        Non-utility holding
                               Inc.                                                                      company; to be dissolved
1.25.7.18.1.1.2.3.3            EFS XIII, Inc.              Corporation               Florida             Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.25.7.18.1.1.2.3.3.1          EFS XVII, Inc.              Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.3.2          Jovinole Associates         General Partnership       Pennsylvania        Debtor entity; inactive;
                                                                                                         to be dissolved


                                                                 28

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.25.7.18.1.1.2.3.4            EFS VII, Inc.               Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.4.1          EFS VIII, Inc.              Corporation               Pennsylvania        Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.4.1.1        EFS IX, Inc.                Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.4.1.2        EFS X, Inc.                 Corporation               Virginia            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.4.1.3        EFS XII, Inc.               Corporation               Virginia            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.4.1.4        EFS XI, Inc.                Corporation               Virginia            Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.18.1.1.2.3.5            EFS XV, Inc.                Corporation               Pennsylvania        Debtor entity; inactive;
                                                                                                         to be dissolved
1.25.7.19                      EES Settlement LLC          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.20                      Psyche, L.L.C.              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.21                      Teal LLC                    Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.7.21.1                    Pintail I LP                Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.25.7.21.2                    Redhead I LP                Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.25.7.22                      Tenant Services, Inc.       Corporation               Delaware            Debtor entity;
                                                                                                         utility-bill management
                                                                                                         company; to be dissolved
1.25.8                         Fiji Z, L.L.C.              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.9                         McGarret I, L.L.C.          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.10                        McGarret II, L.L.C.         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.11                        McGarret III, L.L.C.        Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.12                        NewPower Holdings, Inc.     Corporation               Delaware            Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.12.1                      TNPC Holdings, Inc.         Corporation               Delaware            Non-utility holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.25.12.1.1                    The New Power Company       Corporation               Delaware            Retail marketing and sale
                                                                                                         of gas and electricity; to
                                                                                                         be divested or dissolved


                                                                 29

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.25.13                        Tahiti Trust                Business Trust            Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.25.14                        Pronghorn I LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.1                      Big Island XII, L.L.C.      Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.2                      Big Island XIII, L.L.C.     Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.3                      Danno III, L.L.C.           Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.4                      Maui III, L.L.C.            Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.5                      McGarret XII, L.L.C.        Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.6                      McGarret XIII, L.L.C.       Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.25.14.7                      Porcupine I LLC             Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.25.15                        EES Warrant Trust           Business Trust            Delaware            Special Purpose Entity; to
                                                                                                         be divested or dissolved
1.26                           Enron Engineering &         Corporation               Texas               Debtor entity;
                               Construction Company                                                      engineering/construction
                                                                                                         company; to be dissolved
1.26.1                         Enron Advisory Services,    Corporation               Delaware            Inactive; to be dissolved
                               Inc.
1.26.2                         Enron Power & Industrial    Corporation               Delaware            Debtor entity;
                               Construction Company                                                      engineering/construction
                                                                                                         company; to be dissolved
1.26.3                         EPC Estate Services, Inc.   Corporation               Delaware            Debtor entity;
                                                                                                         engineering/construction
                                                                                                         company; to be dissolved
1.26.3.1                       NEPCO Services              Corporation               Delaware            Debtor entity; personnel
                               International, Inc.                                                       services company; to be
                                                                                                         dissolved
1.26.3.1.1                     NEPCO Power Construction    Private Limited Company   Brazil              Engineering/construction
                               do Brasil Ltda.                                                           company; to be dissolved
1.26.3.2                       NEPCO Power Procurement     Corporation               Delaware            Debtor entity; major
                               Company                                                                   equipment buyer for power
                                                                                                         plants; to be dissolved
1.26.3.3                       Thai Nepco Co., Ltd.        Private Limited Company   Thailand            Construction management
                                                                                                         services company; to be
                                                                                                         dissolved
1.26.4                         Operational Energy Corp.    Corporation               California          Debtor entity; energy
                                                                                                         plant O&M; to be dissolved


                                                                 30

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.26.4.1                       OEC Holding Ltd.            Company                   Cayman Islands      Debtor entity;
                                                                                                         international O&M holding
                                                                                                         company; to be dissolved
1.26.4.1.1                     Enron Gaza Operations Ltd.  Company                   Cayman Islands      O&M service company; to be
                                                                                                         dissolved
1.26.4.1.2                     OEC Nigeria Limited         Company                   Nigeria             O&M service company; to be
                                                                                                         dissolved
1.26.5                         National Energy             Corporation               Ontario             Construction management
                               Production Corporation of                                                 services company; to be
                               Canada, Ltd.                                                              dissolved
1.27                           Enron Equity Corp.          Corporation               Delaware            Holding company for
                                                                                                         foreign investments; to be
                                                                                                         divested or dissolved
1.27.1                         ECT Colombia Pipeline       Company                   Cayman Islands      Holding company for
                               Holdings 1 Ltd.                                                           foreign investments; to be
                                                                                                         dissolved
1.27.1.1                       Enron Colombia Marketing    Company                   Cayman Islands      Intermediate holding
                               Holdings Ltd.                                                             company for foreign
                                                                                                         investments; to be
                                                                                                         dissolved
1.27.1.1.1                     Gas Trade Servicios Ltda.   Company                   Cayman Islands      Natural gas marketing
                                                                                                         company in Colombia; to be
                                                                                                         dissolved
1.27.1.1.1.1                   ECT Colombia Pipeline       Branch                    Colombia            Natural gas marketing in
                               Holdings 3 Ltd. -                                                         Colombia; to be dissolved
                               Colombia Branch
1.27.2                         Enron Holding Company       Limited Liability         Delaware            Debtor entity; non-utility
                               L.L.C.                      Company                                       holding company; to be
                                                                                                         dissolved
1.27.2.1                       Enron Dominican Republic    Company                   Cayman Islands      Intermediate holding
                               Ltd.                                                                      company
1.27.2.2                       Enron Dominican Republic    Company                   Cayman Islands      Intermediate holding
                               Operations Ltd.                                                           company
1.27.2.2.1                     Smith/Enron Cogeneracion    Stock Company             Dominican Republic  Inactive; to be dissolved
                               Internacional, S.A.
1.27.2.2.2                     Smith/Enron Cogeneration    Limited Partnership       Turks and Caicos    Foreign utility company
                               Limited Partnership
1.27.2.2.3                     Smith/Enron O&M Limited     Limited Partnership       Turks and Caicos    Service company
                               Partnership
1.27.2.3                       Enron Global Power &        Limited Liability         Delaware            Foreign utility company;
                               Pipelines L.L.C.            Company                                       to be dissolved
1.27.2.3.1                     Enron Dominicana Holding    Company                   Cayman Islands      Non-utility holding company
                               Limited
1.27.2.3.1.1                   Enron Dominicana Limited    Limited Partnership       Cayman Islands      Intermediate holding
                               Partnership                                                               company
1.27.2.3.2                     Enron Power Philippines     Corporation               Philippines         FUCO holding company
                               Corp.
1.27.2.3.2.1                   Batangas Power Corp.        Corporation               Philippines         Foreign utility company
1.27.2.3.2.2                   Subic Power Corp.           Corporation               Philippines         Foreign utility company
1.27.2.3.3                     Puerto Quetzal Power Corp.  Corporation               Delaware            Non-utility holding company
1.27.3                         Enron International         Private Limited Company   Singapore           Inactive; in liquidation
                               Energy (Asia) Pte. Ltd.


                                                                 31

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.27.4                         Enron Light Hydrocarbons    Corporation               France              Inactive; to be dissolved
                               France
1.27.4.1                       Norelf Limited              Limited Company           Bermuda             Inactive; in liquidation;
                                                                                                         to be dissolved
1.28                           Enron European Power        Limited Liability         Delaware            Special purpose entity; to
                               Investor LLC                Company                                       be dissolved
1.28.1                         Big Island VI, L.L.C.       Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.28.2                         McGarret VI, L.L.C.         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.29                           Enron Europe L.L.C.         Limited Liability         Delaware            Intermediate non-utility
                                                           Company                                       holding company; to be
                                                                                                         dissolved
1.30                           Enron Expat Services Inc.   Corporation               Delaware            Debtor entity; expatriate
                                                                                                         relocation and
                                                                                                         administrative services
                                                                                                         company; to be dissolved
1.30.1                         Enron Overseas Services     Company                   Cayman Islands      Employer and paymaster
                               Corp.                                                                     services company; to be
                                                                                                         dissolved
1.31                           Enron Finance Management,   Limited Liability         Delaware            Special purpose entity; to
                               LLC                         Company                                       be dissolved
1.31.1                         Enron Asset Holdings, LLC   Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.31.1.1                       Enron LNG Power             Company                   Cayman Islands      Inactive; to be dissolved
                               (Atlantic) Ltd.
1.31.1.1.1                     LNG Power IV Limited        Company                   Cayman Islands      Intermediate holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.31.1.1.1.1                   LNG Power II, L.L.C.        Limited Liability         Delaware            Intermediate holding
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.31.1.2                       LNG Power I, L.L.C.         Limited Liability         Delaware            Intermediate holding
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.31.1.3                       LNG Power VI Limited        Company                   Cayman Islands      Intermediate holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.31.1.3.1                     LNG Power III, L.L.C.       Limited Liability         Delaware            Intermediate holding
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.31.2                         Enron Northwest Assets,     Limited Liability         Delaware            Inactive; to be dissolved
                               LLC                         Company
1.31.3                         Enron Northwest Finance,    Limited Liability         Delaware            Inactive; to be dissolved
                               LLC                         Company
1.31.3.1                       Enron Northwest             Limited Liability         Delaware            Inactive; to be dissolved
                               Intermediate, LLC           Company
1.31.4                         Enron Finance Partners,     Limited Liability         Delaware            Special Purpose Entity; to
                               LLC                         Company                                       be divested or dissolved
1.31.4.1                       Enron Intermediate          Limited Liability         Delaware            Special Purpose Entity; to
                               Holdings, LLC               Company                                       be divested or dissolved
1.32                           Enron Funding Corp.         Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.33                           Enron Global Exploration    Corporation               Delaware            Intermediate non-utility
                               & Production, Inc.                                                        holding company; to be
                                                                                                         dissolved


                                                                 32

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.33.1                         EGEP Services Inc.          Corporation               Delaware            Inactive; to be dissolved
1.33.2                         EGEP China Inc.             Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.33.2.1                       EGEP China Company          Company                   Mauritius           Non-utility holding
                                                                                                         company; to be dissolved
1.34                           Enron Global Markets LLC    Limited Liability         Delaware            Debtor entity; commodities
                                                           Company                                       marketing; to be dissolved
1.34.1                         Enron Freight Markets       Corporation               Delaware            Debtor entity; rail and
                               Corp.                                                                     truck transportation
                                                                                                         service company; to be
                                                                                                         dissolved
1.34.2                         Enron Market Claims         Corporation               Texas               Non-utility holding
                               Trading Corp.                                                             company; to be dissolved
1.34.2.1                       Enron (Bermuda) Limited     Private Limited Company   Bermuda             Non-utility holding
                                                                                                         company; to be dissolved
1.35                           Enron Hrvatska              Limited Company           The Netherlands     Inactive; to be dissolved
                               Development B.V.
1.36                           Enron Industrial Markets    Limited Liability         Delaware            Debtor entity;
                               LLC                         Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.36.1                         Enron Industrial Markets    Corporation               Delaware            Intermediate non-utility
                               GP Corp.                                                                  holding company; to be
                                                                                                         divested or dissolved
1.36.1.1                       Sundance Industrial         Limited Partnership       Delaware            Special purpose entity; to
                               Partners L.P.                                                             be dissolved
1.36.1.1.1                     EIM Holdings I              Limited Company           The Netherlands     Intermediate non-utility
                               (Netherlands) B.V.                                                        holding company; to be
                                                                                                         dissolved
1.36.1.1.1.1                   EIM Holdings II             Limited Company           The Netherlands     Intermediate non-utility
                               (Netherlands) B.V.                                                        holding company; to be
                                                                                                         dissolved
1.36.1.1.1.1.1                 4138198 Canada Inc.         Corporation               Canada Federal      Inactive; to be dissolved
1.36.1.1.1.1.1.1               307272 Nova Scotia          Company                   Nova Scotia         Inactive; to be dissolved
                               Company
1.36.1.1.1.1.1.2               Hansen Investments Co.      Company                   Nova Scotia         Financing entity; to be
                                                                                                         divested or dissolved
1.36.1.1.1.1.1.3               Newman Investments Co.      Company                   Nova Scotia         Financing entity; to be
                                                                                                         divested or dissolved
1.36.1.1.1.1.1.4               Stadacona Holdco 1 Inc.     Corporation               Canada Federal      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.36.1.1.1.1.1.4.1             Stadacona Holdco 2 Inc.     Corporation               Canada Federal      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.36.1.1.1.1.1.4.1.1           Stadacona Holdco 3 Inc.     Corporation               Canada Federal      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved


                                                                 33

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.36.1.1.1.1.1.4.1.2           Papiers Stadacona Ltee.    Corporation                Canada Federal      Forest products operating
                                                                                                         entity; to be dissolved
1.36.1.1.1.1.1.4.1.2.1         Stadacona (US) Sales       Corporation                Delaware            Sales service company; to
                               Corp.                                                                     be divested or dissolved
1.36.1.1.1.1.1.5               Stadacona Forest           Company                    Nova Scotia         Inactive; to be dissolved
                               Products Company
1.36.1.1.1.1.1.5.1             Compagnie de Papiers       Corporation                Quebec              Inactive; to be dissolved
                               Stadacona Ltee
1.36.1.1.2                     EIM Holdings (US) Inc.     Corporation                Delaware            Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved

1.36.1.1.2.1                   Ste. Aurelie Timberlands    Corporation               Maine               Forest products operating
                               Co. Ltd.                                                                  entity; to be divested or
                                                                                                         dissolved

1.36.1.1.3                     Fishtail LLC                Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.36.1.1.4                     Garden State Paper          Limited Liability         Delaware            Debtor entity; inactive;
                               Company, LLC                Company                                       to be dissolved
1.37                           Enron International Asset   Corporation               Delaware            Debtor entity; foreign
                               Management Corp.                                                          utility company; to be
                                                                                                         dissolved
1.37.1                         Enron International         Limited Liability         Delaware            Intermediate holding
                               Americas LLC                Company                                       company
1.37.1.1                       EI Puerto Rico Operations   Corporation               Delaware            Foreign utility company;
                               Inc.                                                                      to be divested or dissolved
1.37.1.2                       Enron Accro B.V.            Private Limited Company   The Netherlands     Technical service company
                                                                                                         - for natural gas
                                                                                                         services; proposed for
                                                                                                         dissolution
1.37.1.3                       Enron Cuiaba Pipeline       Limited Liability         Delaware            Service company; to be
                               Services L.L.C.             Company                                       dissolved
1.37.1.4                       Enron Cuiaba Services       Limited Liability         Delaware            O&M service company; to be
                               L.L.C.                      Company                                       dissolved
1.37.1.5                       Enron Electricidad de       Public Limited Company    Nicaragua           Foreign utility company
                               Nicaragua, S.A.
1.37.1.6                       Enron Panama Management     Limited Liability         Delaware            Foreign utility company
                               Services L.L.C.             Company
1.37.1.7                       Enron Transredes Services   Limited Liability         Delaware            Technical service company
                               L.L.C.                      Company                                       for natural gas service
1.37.1.8                       PEI Venezuela Services LLC  Limited Liability         Delaware            Technical service company
                                                           Company                                       for LPG distributor.
1.37.2                         Enron International Asia    Corporation               Delaware            Debtor entity; service
                               Corp.                                                                     company; to be dissolved
1.37.2.1                       EI Guam Operations,         Limited Liability         Delaware            Foreign utility company
                               L.L.C.                      Company
1.37.3                         Enron JVM Sarlux Corp.      Corporation               Delaware            Technical services company
                                                                                                         for O&M to be dissolved
1.37.4                         SJG Vendor LLC              Limited Liability         Delaware            Payment service company;
                                                           Company                                       to be dissolved
1.38                           Enron International         Company                   Cayman Islands      Intermediate non-utility
                               Holdings Ltd.                                                             holding company; to be
                                                                                                         dissolved
1.38.1                         Enron International         Company                   Cayman Islands      Non-utility holding
                               Investments Ltd.                                                          company; to be dissolved


                                                                 34

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.38.2                         Enron International         Company                   Cayman Islands      Development company; to be
                               Development Ltd.                                                          dissolved
1.39                           Enron International         Corporation               Delaware            Debtor entity; non-utility
                               Holdings Corp.                                                            holding company; to be
                                                                                                         dissolved
1.39.1                         Electricidad Enron de       Stock Company             Guatemala           Inactive; to be dissolved
                               Guatemala, S.A.
1.39.2                         Enron Global Inc.           Corporation               Delaware            Pipeline O&M management
                                                                                                         company; to be dissolved
1.39.3                         Enron International         Limited Liability         Delaware            International development
                               Development Services LLC    Company                                       company
1.39.4                         Enron Java Power Corp.      Corporation               Delaware            Non-utility holding
                                                                                                         company; to be dissolved
1.39.4.1                       P.T. East Java Power        Corporation               Indonesia           Inactive; to be dissolved
                               Corp.
1.39.5                         Enron Mauritius Services    Private Limited Company   Mauritius           O&M service company; to be
                               Company Ltd.                                                              dissolved
1.39.6                         Enron Pasuruan Power        Corporation               Delaware            Inactive; to be dissolved
                               Corp.
1.39.7                         India Power Ventures Inc.   Corporation               Delaware            Intermediate holding
                                                                                                         company; to be dissolved
1.40                           Enron International Inc.    Corporation               Delaware            Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.40.1                         Enron International         Limited Liability         Delaware            Inactive; to be dissolved
                               Funding L.L.C.              Company
1.41                           Enron Investment Partners   Corporation               Delaware            Intermediate holding
                               Co.                                                                       company for investment
                                                                                                         entity for community
                                                                                                         development projects; to
                                                                                                         be dissolved
1.41.1                         HEOF Management II Corp.    Corporation               Delaware            Investment entity for
                                                                                                         community development
                                                                                                         projects; to be dissolved
1.41.2                         Houston Economic            Limited Partnership       Delaware            Investment entity for
                               Opportunity Fund II, L.P.                                                 community development
                                                                                                         projects; to be divested
                                                                                                         or dissolved
1.41.3                         HEOF Management Corp.       Corporation               Delaware            Investment entity for
                                                                                                         community development
                                                                                                         projects; to be dissolved
1.41.4                         Houston Economic            Limited Partnership       Delaware            Investment entity for
                               Opportunity Fund, L.P.                                                    community development
                                                                                                         projects; to be divested
                                                                                                         or dissolved
1.42                           Enron Latvia Holdings       Company                   Cayman Islands      Inactive; to be dissolved
1.42.1                         Enron Latvia Investments    Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.42.2                         Enron Latvia Development    Company                   Cayman Islands      Inactive; to be dissolved
                               Ltd.
1.42.2.1                       Enron Latvia Limited        Limited Liability         Latvia              Inactive; to be dissolved
                                                           Company


                                                                 35

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.42.2.2                       Baltic Energy Corporation   Corporation               Latvia              Inactive; to be dissolved
1.43                           Enron Lawhill Capital       Corporation               Delaware            Management services
                               Corp.                                                                     company; to be dissolved
1.44                           Enron Licensing Corp.       Corporation               Delaware            Inactive; shelf company;
                                                                                                         to be dissolved
1.45                           Enron Liquid Fuels, Inc.    Corporation               Delaware            Debtor entity; liquid
                                                                                                         fuels marketer; to be
                                                                                                         dissolved
1.46                           Enron Management, Inc.      Corporation               Delaware            Debtor entity; special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.47                           Enron Metals Magyarorszag   Limited Company           Hungary             To build a power plant in
                               Eromu Epito Kft.                                                          Hungary; to be dissolved
1.48                           Gasoductos Enron de         Limited Liability         Mexico              Pipeline project company;
                               Yucatan, S.R.L. de C.V.     Company w/variable                            to be dissolved
                                                           capital
1.49                           Enron Netherlands Holding   Private Limited Company   The Netherlands     Special purpose entity
                               B.V.
1.50                           Enron Net Works LLC         Limited Liability         Delaware            Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.50.1                         Clickpaper.Com, L.L.C.      Limited Liability         Delaware            Internet software and
                                                           Company                                       system development; to be
                                                                                                         dissolved
1.50.2                         CommodityLogic LLC          Limited Liability         Delaware            Internet software and
                                                           Company                                       system development; to be
                                                                                                         dissolved
1.50.3                         DealBench L.L.C.            Limited Liability         Delaware            Internet data-sharing
                                                           Company                                       platform; to be divested
                                                                                                         or dissolved
1.50.4                         Enron Net Works             Limited Liability         Delaware            Intermediate non-utility
                               Investments, L.L.C.         Company                                       holding company; to be
                                                                                                         dissolved
1.50.4.1                       FSMx.com, Inc.              Corporation               Delaware            Facilitator of commerce
                                                                                                         between electronic
                                                                                                         marketplaces and financial
                                                                                                         institutions
1.50.5                         EnronOnline, LLC            Limited Liability         Delaware            Debtor entity;
                                                           Company                                       developer/operator of
                                                                                                         internet-based trading
                                                                                                         system; to be dissolved
1.51                           Enron North America Corp.   Corporation               Delaware            Debtor entity; energy
                                                                                                         marketing; to be dissolved
1.51.1                         Agave VPP, LCC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.2                         Antelope Valley Energy      Limited Liability         Delaware            Construction and O&M
                               Facility, L.L.C.            Company                                       service company
                                                                                                         (generation facility); to
                                                                                                         be dissolved
1.51.3                         Athens Green Land           Limited Liability         Delaware            Inactive; to be dissolved
                               Development, L.L.C.         Company
1.51.4                         Blue Moon Holdings, L.L.C.  Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved


                                                                 36

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.5                         Blue Ox Power Marketing,    Limited Liability         Delaware            Special purpose entity; to
                               L.L.C.                      Company                                       be dissolved
1.51.6                         Bob West Treasure L.L.C.    Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.7                         Bridgeline, LLC             Limited Liability         Delaware            Intermediate non-utility
                                                           Company                                       holding company; to be
                                                                                                         divested or dissolved
1.51.7.1                       Bridgeline Holdings, L.P.   Limited Partnership       Delaware            Natural gas buyer, seller,
                                                                                                         storer and transporter; to
                                                                                                         be divested or dissolved
1.51.7.1.1                     Bridgeline Gas              Limited Liability         Louisiana           Natural gas buyer, seller,
                               Distribution LLC            Company                                       storer and transporter; to
                                                                                                         be divested or dissolved
1.51.7.1.2                     Bridgeline Gas Marketing    Limited Liability         Delaware            Energy marketing; to be
                               LLC                         Company                                       divested or dissolved
1.51.7.1.3                     Bridgeline Storage          Limited Liability         Delaware            Gas storage company; to be
                               Company, LLC                Company                                       divested or dissolved; to
                                                                                                         be divested or dissolved
1.51.7.1.3.1                   Napoleonville Storage       Limited Partnership       Texas               Storage facility and
                               Company Limited                                                           transportation company; to
                               Partnership                                                               be divested or dissolved
1.51.8                         CA Energy Development I,    Limited Liability         Delaware            Electric power generation
                               LLC                         Company                                       equipment facilitator; to
                                                                                                         be divested or dissolved
1.51.9                         CA Energy Development II,   Limited Liability         Delaware            Electric power generation
                               LLC                         Company                                       equipment facilitator; to
                                                                                                         be divested or dissolved
1.51.10                        Calvert City Power I,       Limited Liability         Delaware            Debtor entity; inactive;
                               L.L.C.                      Company                                       to be dissolved
1.51.11                        Cedar Hills Power, LLC      Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.12                        Clean Energy Solutions      Limited Liability         Delaware            Development of clean power
                               L.L.C.                      Company                                       energy solutions; to be
                                                                                                         divested or dissolved
1.51.13                        Deerfield Beach Energy      Limited Liability         Delaware            Inactive; to be dissolved
                               Center, L.L.C.              Company
1.51.14                        Delta Land Development      Limited Liability         Delaware            Inactive; to be dissolved
                               Company, LLC                Company
1.51.14.1                      Calcasieu Development       Limited Liability         Delaware            Debtor entity; inactive;
                               Company, L.L.C.             Company                                       to be dissolved
1.51.14.2                      Jefferson Davis             Limited Liability         Delaware            Inactive; to be dissolved
                               Development Company,        Company
                               L.L.C.
1.51.14.3                      St. Charles Development     Limited Liability         Delaware            Debtor entity; inactive;
                               Company, L.L.C.             Company                                       to be dissolved
1.51.15                        East Fork Land              Limited Liability         Delaware            Inactive; to be dissolved
                               Development Company,        Company
                               L.L.C.


                                                                 37

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.16                        EBF LLC                     Limited Liability         Delaware            Debtor entity; cold-rolled
                                                           Company                                       steel processing; to be
                                                                                                         dissolved
1.51.17                        ECT-PR-C, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.18                        ECT-PR-Z, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.19                        ECT Equity Corp.            Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.19.1                      Enron Finance Holdings      Corporation               Delaware            Special purpose entity; to
                               Corp.                                                                     be dissolved
1.51.19.1.1                    Wiltshire Financial Asset   Limited Liability         Delaware            Special purpose entity; to
                               Company, LLC                Company                                       be dissolved
1.51.20                        ECT Securities LP Corp.     Corporation               Delaware            Debtor entity; limited
                                                                                                         partner interest holder of
                                                                                                         securities broker/dealer
                                                                                                         affiliate; to be dissolved
1.51.21                        ECT-WR-C, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.22                        ECT-WR-Z, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.23                        ECT Cayman Reserve 9 Ltd.   Company                   Cayman Islands      Special purpose entity; to
                                                                                                         be dissolved
1.51.24                        ECT Coal Company No. 1,     Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.51.25                        ECT Eocene Enterprises,     Corporation               Delaware            Inactive; to be dissolved
                               Inc.
1.51.26                        ECT Eocene Enterprises      Corporation               Delaware            Inactive; to be dissolved
                               II, Inc.
1.51.27                        ECT Eocene Enterprises      Corporation               Delaware            Inactive; to be dissolved
                               III, Inc.
1.51.28                        ECT Europe Finance, Inc.    Corporation               Delaware            Financing entity; to be
                                                                                                         dissolved
1.51.28.1                      Enron Thrace Holdings       Private Limited Company   The Netherlands     Intermediate holding
                               B.V.                                                                      company; to be dissolved
1.51.28.1.1                    Enron Thrace Exploration    Private Limited Company   The Netherlands     Exploration and
                               & Production B.V.                                                         exploitation of
                                                                                                         hydrocarbons; to be
                                                                                                         divested or dissolved
1.51.28.1.1.1                  Enron Thrace Exploration    Branch                    Turkey              Exploration and
                               & Production B.V. -                                                       exploitation of
                               Turkish Branch                                                            hydrocarbons; to be
                                                                                                         divested or dissolved
1.51.29                        ECT Finance, Inc.           Corporation               Delaware            Funding entity for project
                                                                                                         development; to be
                                                                                                         dissolved
1.51.30                        ECT Funding L.L.C.          Limited Liability         Delaware            Funding entity for project
                                                           Company                                       development; to be
                                                                                                         dissolved
1.51.30.1                      ECT Development and         Private Limited Company   England             Funding entity for project
                               Funding                                                                   development; to be
                                                                                                         dissolved
1.51.30.1.1                    European Commercial         Corporation               Luxembourg          Funding entity for project
                               Finance S.a.r.l.                                                          development; to be
                                                                                                         dissolved
1.51.31                        ECT International L.L.C.    Limited Liability         Delaware            Funding entity for project
                                                           Company                                       development; to be
                                                                                                         dissolved
1.51.32                        ECT Investing Corp.         Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved


                                                                 38

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.32.1                      ECT Investing Partners,     Limited Partnership       Delaware            Special purpose entity; to
                               L.P.                                                                      be dissolved
1.51.32.1.1                    ECT Diversified             Limited Liability         Delaware            Special purpose entity; to
                               Investments, L.L.C.         Company                                       be dissolved
1.51.33                        ECT Investments Holding     Corporation               Delaware            Special purpose entity; to
                               Corp.                                                                     be dissolved
1.51.34                        ECT Investments, Inc.       Corporation               Delaware            Trading company; to be
                                                                                                         dissolved
1.51.35                        ECT Merchant Investments    Corporation               Delaware            Debtor entity; to hold
                               Corp.                                                                     equity investments; to be
                                                                                                         dissolved
1.51.35.1                      Brook I LLC                 Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.35.1.1                    ECTMI Trutta Holdings LP    Limited Partnership       Delaware            To hold fair value assets;
                                                                                                         to be dissolved
1.51.35.1.1.1                  Acadian Management LLC      Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.51.35.1.1.1.1                Acadian Exploration LLC     Limited Liability         Delaware            Oil and gas exploration
                                                           Company                                       and development; to be
                                                                                                         divested or dissolved
1.51.35.1.1.2                  East Sour Lake, LLC         Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.51.35.1.1.2.1                East Sour Lake              Limited Partnership       Delaware            Oil and gas exploration
                               Exploration & Production                                                  and development; to be
                               L.P.                                                                      divested or dissolved
1.51.35.1.1.3                  Enron Bighorn Acquisition   Corporation               Delaware            Intermediate holding
                               Corp.                                                                     company; to be divested or
                                                                                                         dissolved
1.51.35.1.1.3.1                Harrier Power Corporation   Corporation               California          Limited partner in
                                                                                                         generation facility; to be
                                                                                                         divested or dissolved
1.51.35.1.1.3.1.1              Colstrip Energy Limited     Limited Partnership       Delaware            Qualifying facility; to be
                               Partnership                                                               divested or dissolved
1.51.35.1.1.4                  Entrada Energy Ventures,    Limited Liability         Delaware            Special Purpose Entity; to
                               L.L.C.                      Company                                       be divested or dissolved
1.51.35.1.1.4.1                Crescendo Energy, LLC       Limited Liability         Delaware            Gas processing/treatment
                                                           Company                                       plant operator; to be
                                                                                                         divested or dissolved
1.51.35.1.1.5                  Dais-Analytic, Inc.         Corporation               Delaware            Manufacturer of solid
                                                                                                         state energy recovery for
                                                                                                         HVAC systems
1.51.35.1.2                    Spotted Holdings LP         Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.35.2                      Enron Ecogas Holdings LLC   Limited Liability         Delaware            Inactive; to be divested
                                                           Company                                       or dissolved
1.51.35.2.1                    Ecogas Corporation          Corporation               Delaware            Inactive; to be divested
                                                                                                         or dissolved
1.51.35.2.1.1                  Ecogas Funding Corporation  Corporation               Delaware            Inactive; to be divested
                                                                                                         or dissolved
1.51.35.2.1.2                  Landfill Ecogas, Inc.       Corporation               Delaware            Inactive; to be divested
                                                                                                         or dissolved


                                                                 39

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.35.3                      Enron McCommas Bluff LLC    Corporation               Delaware            Inactive; to be dissolved
1.51.35.3.1                    Landfill Gas Investments,   Limited Partnership       Delaware            Inactive; to be divested
                               L.P. or dissolved
1.51.35.4                      Juniper GP, LLC             Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.51.35.4.1                    Juniper Energy L.P.         Limited Partnership       Texas               Oil and gas exploration
                                                                                                         and development; to be
                                                                                                         divested or dissolved
1.51.35.5                      KUCC Cleburne, LLC          Limited Liability         Kentucky            Debtor entity; limited
                                                           Company                                       partnership interest
                                                                                                         holder; to be dissolved
1.51.35.5.1                    Ponderosa Pine Energy       Limited Partnership       Texas               Developer, owner, operator
                               Partners, Ltd.                                                            of a natural gas-fired
                                                                                                         electric cogeneration
                                                                                                         facility; to be divested
1.51.35.6                      Serveron Corp.              Corporation               Delaware            Manufacturer of technology
                                                                                                         that continuously monitors
                                                                                                         electric utility assets
1.51.35.7                      Speckled LLC                Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.35.8                      TLS Investors, L.L.C.       Limited Liability         Delaware            Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.51.36                        ECT Securities GP Corp.     Corporation               Delaware            Debtor entity; general
                                                                                                         partner interest holder;
                                                                                                         to be dissolved
1.51.36.1                      ECT Securities Limited      Limited Partnership       Delaware            Debtor entity; securities
                               Partnership                                                               broker/dealer; to be
                                                                                                         dissolved
1.51.37                        ECT Strategic Value Corp.   Corporation               Delaware            Debtor entity; special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.51.38                        ECT Thailand Investments,   Corporation               Delaware            Limited purpose management
                               Inc.                                                                      services company; to be
                                                                                                         dissolved
1.51.38.1                      Nakornthai Strip Mill       Public Company            Unknown             Strip mill; to be divested
                               Public Company
1.51.39                        EGS New Ventures Corp.      Corporation               Delaware            Debtor entity;
                                                                                                         intermediate holding
                                                                                                         company; to be dissolved
1.51.39.1                      LGMI, Inc.                  Corporation               Delaware            Debtor entity; energy
                                                                                                         marketing; to be dissolved
1.51.39.2                      LRCI, Inc.                  Corporation               Delaware            Debtor entity; energy
                                                                                                         marketing; to be dissolved
1.51.39.3                      Louisiana Gas Marketing     Corporation               Delaware            Debtor entity; energy
                               Company                                                                   marketing; to be dissolved
1.51.39.4                      Louisiana Resources         Corporation               Delaware            Debtor entity; energy
                               Company                                                                   marketing; to be dissolved
1.51.40                        ENA Upstream Company, LLC   Limited Liability         Delaware            Debtor entity; natural gas
                                                           Company                                       buyer, seller, transporter
                                                                                                         and gatherer; to be
                                                                                                         dissolved


                                                                 40

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.41                        ENASCO L.L.C.               Limited Liability         Delaware            Synthetic fuel conversion
                                                           Company                                       facility operator; to be
                                                                                                         dissolved
1.51.42                        Enron Administrative        Corporation               Delaware            Administrative services
                               Services Corp.                                                            company; to be dissolved
1.51.43                        Enron Canada Corp.          Corporation               Alberta             To conduct Enron's
                                                                                                         wholesale commodities
                                                                                                         services business within
                                                                                                         Canada; to be dissolved
1.51.43.1                      Enron Canada Power Corp.    Corporation               Alberta             Power purchase
                                                                                                         arrangements marketer; to
                                                                                                         be dissolved; to be
                                                                                                         dissolved
1.51.43.2                      Papier Masson Ltee                                                        Energy marketing; to be
                                                                                                         divested or dissolved
1.51.44                        Enron Capital & Trade       Corporation               Panama              Buyer/seller of petroleum
                               Global Resources Corp.                                                    and energy related
                                                                                                         products; to be dissolved
1.51.45                        Enron Capital & Trade       Private Limited Company   The Netherlands     Intermediate holding
                               Resources - Europe B.V.                                                   company
1.51.45.1                      Enron Capital & Trade       Private Limited Company   The Netherlands     Intermediate holding
                               Resources - Romania B.V.                                                  company; to be dissolved
1.51.45.2                      EnronEnergo Holdings Ltd.   Company                   Cayman Islands      Intermediate holding
                                                                                                         company; to be dissolved
1.51.45.2.1                    EnronEnergo                 Closed Joint Stock        Russian Federation  Power trading in Russia;
                                                           Company                                       to be dissolved
1.51.45.3                      Enron Espana Energia,       Public Limited Company    Spain               Gas and electricity
                               S.L.                                                                      trading entity; to be
                                                                                                         dissolved
1.51.45.4                      Enron Europe Finance B.V.   Private Limited Company   The Netherlands     Holding company for equity
                                                                                                         interests in European
                                                                                                         companies; to be dissolved
1.51.45.5                      Enron Netherlands B.V.i.l.  Private Limited Company   The Netherlands     Physical trading
                                                                                                         activities; in
                                                                                                         liquidation; to be
                                                                                                         dissolved
1.51.45.6                      Enron Magyar Development    Private Limited Company   The Netherlands     Power project developer;
                               B.V.                                                                      to be dissolved
1.51.46                        Enron Capital & Trade       Corporation               Delaware            Debtor entity; holding
                               Resources International                                                   company for derivatives
                               Corp.                                                                     transactions; to be
                                                                                                         dissolved
1.51.46.1                      Enron Capital & Trade       Limited Liability         Delaware            Payment service company;
                               Europe Finance L.L.C.       Company                                       to be dissolved
1.51.46.2                      Enron Capital & Trade       Branch                    Singapore           Marketing of energy
                               Resources International                                                   risk-management products;
                               Corp. - Singapore Branch                                                  to be dissolved
1.51.46.3                      Enron CASH Company No. 6,   Limited Liability         Delaware            Special purpose entity; to
                               L.L.C.                      Company                                       be dissolved


                                                                 41

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.46.4                      Enron Europe Finance &      Private Limited Company   England             Intermediate non-utility
                               Trading Limited                                                           holding company and
                                                                                                         service company; local
                                                                                                         insolvency in process*; to
                                                                                                         be dissolved
1.51.46.5                      Enron Nordic Energy -       Branch                    Sweden              Power trading, marketing
                               Swedish branch of ECTRIC                                                  and supply of
                                                                                                         energy-related risk
                                                                                                         management products; to be
                                                                                                         divested or dissolved
1.51.46.6                      Enron Nordic Energy -       Branch                    Norway              Power trading in Stanett
                               Norwegian branch of                                                       Marked's organized
                               ECTRIC                                                                    markets; to be dissolved
1.51.47                        Enron Capital & Trade       Private Limited Company   The Netherlands     Bidding company for
                               Resources Mexico Holdings                                                 distribution company
                               B.V.                                                                      opportunities in Mexico;
                                                                                                         to be dissolved
1.51.47.1                      Enron Cogeneracion          Private Limited Company   The Netherlands     Shelf company for
                               Metropolitana B.V.                                                        transactions in Mexico; to
                                                                                                         be dissolved
1.51.47.2                      Enron Energia Noroeste      Private Limited Company   The Netherlands     Shelf company for
                               B.V.                                                                      transactions in Mexico; to
                                                                                                         be dissolved
1.51.47.3                      Enron Mexico I B.V.         Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.4                      Enron Mexico II B.V.        Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.5                      Enron Mexico III B.V.       Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.6                      Enron Mexico IV B.V.        Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.7                      Enron Mexico V B.V.         Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.8                      Enron Mexico VI B.V.        Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.9                      Enron Mexico VII B.V.       Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.10                     Enron Mexico VIII B.V.      Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.11                     Enron Mexico IX B.V.        Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.12                     Enron Mexico XIII B.V.      Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.13                     Enron Mexico XIV B.V.       Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.14                     Enron Mexico XV B.V.        Private Limited Company   The Netherlands     Inactive; to be dissolved


                                                                 42

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.47.15                     Enron Mexico XVI B.V.       Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.16                     Enron Mexico XVII B.V.      Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.17                     Enron Mexico XVIII B.V.     Private Limited Company   The Netherlands     Inactive; to be dissolved
1.51.47.18                     OEC Mexico, S. de R.L. de   Limited Liability         Mexico              Inactive; to be dissolved
                               C.V.                        Company
1.51.47.18.1                   OEC Services, S. de R.L.    Limited Liability         Mexico              Inactive; to be dissolved
                               de C.V.                     Company
1.51.47.19                     OEC Mexico Operations,      Limited Liability         Delaware            Minority interest holder
                               L.L.C.                      Company                                       for O&M service company;
                                                                                                         to be dissolved
1.51.48                        Enron Capital Corp.         Corporation               Delaware            Oil and gas related
                                                                                                         investments; to be
                                                                                                         dissolved
1.51.48.1                      Enron Capital Management    Limited Partnership       Delaware            Oil and gas related
                               Limited Partnership                                                       investments; to be
                                                                                                         dissolved
1.51.48.1.1                    Enron Capital Management    Limited Liability         Delaware            Limited partnership
                               L.L.C.                      Company                                       interest holder; to be
                                                                                                         dissolved
1.51.48.2                      Joint Energy Development    Limited Partnership       Delaware            Acquisition/disposition of
                               Investments Limited                                                       qualified investments; to
                               Partnership                                                               be dissolved
1.51.48.2.1                    Big Island XI, L.L.C.       Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.48.2.2                    Big Island XIV, L.L.C.      Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.48.2.3                    Eugene Offshore Holdings,   Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.51.48.2.4                    JEDI Hydrocarbon            Limited Liability         Delaware            Oil and gas related
                               Investments III, L.L.C.     Company                                       investments; to be
                                                                                                         dissolved
1.51.48.2.5                    JEDI SPV I, L.L.C.          Limited Liability         Delaware            Oil and gas related
                                                           Company                                       investments; to be
                                                                                                         dissolved
1.51.48.2.6                    McGarret XI, L.L.C.         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.48.2.7                    McGarret XIV, L.L.C.        Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.49                        Enron Capital II Corp.      Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.49.1                      Enron Capital Management    Limited Partnership       Delaware            Special purpose entity; to
                               II Limited Partnership                                                    be dissolved
1.51.49.1.1                    Joint Energy Development    Limited Partnership       Delaware            Venture capital
                               Investments II Limited                                                    partnership; to be
                               Partnership                                                               dissolved
1.51.49.1.1.1                  BT Resources, LLC           Limited Liability         Delaware            Non-utility holding
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.51.49.1.1.1.1                BT Exploration LLC          Limited Liability         Delaware            Oil and gas exploration
                                                           Company                                       and development; to be
                                                                                                         dissolved
1.51.49.1.1.2                  East Coast Power Holding    Limited Liability         Delaware            Special purpose entity; to
                               Company L.L.C.              Company                                       be dissolved


                                                                 43

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.49.1.1.3                  JEDI Capital II L.L.C.      Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.49.1.1.3.1                JEDI Hydrocarbon            Limited Partnership       Delaware            Oil and gas exploration
                               Investments II Limited                                                    and development; to be
                               Partnership                                                               dissolved
1.51.49.1.1.4                  RADR EMP, L.L.C.            Limited Liability         Delaware            Inactive; special purpose
                                                           Company                                       entity; to be dissolved
1.51.49.1.1.5                  Venoco, Inc.                Corporation               Delaware            Oil and gas exploration
                                                                                                         and production
1.51.49.1.1.5.1                217 State Street, Inc.      Corporation               California          Real property holder
1.51.49.1.1.5.2                Ellwood Pipeline, Inc.      Corporation               California          Holding company for
                                                                                                         pipelines and gas
                                                                                                         processing facilities
                                                                                                         related to oil and gas
                                                                                                         assets
1.51.49.1.1.5.3                Whittier Pipeline           Corporation               Delaware            Holding company for
                               Corporation, Inc.                                                         pipelines and gas
                                                                                                         processing facilities
                                                                                                         related to Southern
                                                                                                         California oil and gas
                                                                                                         onshore assets
1.51.49.1.1.5.3                BMC, Ltd.                   Limited Partnership       California          Holding company for Texas
                                                                                                         oil and gas production and
                                                                                                         exploration properties
1.51.50                        Enron Capital III Corp.     Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.51                        Enron Capital IV Corp.      Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.51.1                      Enron Capital Management    Limited Partnership       Delaware            Special purpose entity; to
                               III Limited Partnership                                                   be dissolved
1.51.52                        Enron Capital North         Corporation               Delaware            Special purpose entity; to
                               America Corp.                                                             be dissolved
1.51.52.1                      Boreas Holdings Corp.       Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company
1.51.53                        Enron CASH Company No. 1    Corporation               Delaware            Special purpose entity to
                                                                                                         buy/sell assets; to be
                                                                                                         dissolved
1.51.54                        Enron CASH Company No. 2    Corporation               Delaware            Special purpose entity to
                                                                                                         buy/sell assets; to be
                                                                                                         dissolved
1.51.55                        Enron CASH Company No. 5    Corporation               Delaware            Special purpose entity to
                                                                                                         buy/sell assets; to be
                                                                                                         dissolved
1.51.56                        Enron Compression           Corporation               Delaware            Services related to sale
                               Services Company                                                          of natural gas
                                                                                                         compression; to be
                                                                                                         divested or dissolved
1.51.56.1                      ECS Compression Company,    Limited Liability         Delaware            Services related to sale
                               L.L.C.                      Company                                       of natural gas
                                                                                                         compression; to be
                                                                                                         dissolved
1.51.57                        Enron Cushing Oil           Corporation               Delaware            Energy marketing; to be
                               Marketing, Inc.                                                           divested or dissolved


                                                                 44

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.58                        Enron Engineering &         Corporation               Delaware            Debtor entity;
                               Operational Services                                                      engineering, procurement
                               Company                                                                   and construction O&M
                                                                                                         service company; to be
                                                                                                         dissolved; to be dissolved
1.51.59                        Enron Field Services        Corporation               Delaware            Natural gas gathering
                               Corp.                                                                     systems acquisition and
                                                                                                         operation; to be dissolved
1.51.59.1                      MEGS, L.L.C.                Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.51.60                        Enron Finance Corp.         Corporation               Delaware            Financing entity; to be
                                                                                                         dissolved
1.51.60.1                      Enron Hydrocarbons          Corporation               Delaware            Energy marketing; to be
                               Marketing Corp.                                                           divested or dissolved
1.51.60.2                      Enron Reserve Acquisition   Corporation               Delaware            Debtor entity; energy
                               Corp.                                                                     marketing; to be dissolved
1.51.61                        Enron Gas Liquids, Inc.     Corporation               Delaware            Debtor entity; energy
                                                                                                         marketing; to be dissolved
1.51.61.1                      Enron Capital & Trade       Private Limited Company   Singapore           Marketing of liquid fuels
                               Resources Singapore Pte.
                               Ltd.
1.51.61.2                      Enron Gas Liquids Europe    Corporation               France              Foreign energy marketing;
                               S.A.R.L.                                                                  in liquidation; to be
                                                                                                         dissolved
1.51.62                        Enron Generation Company,   Limited Liability         Texas               Inactive; to be dissolved
                               L.L.C.                      Company
1.51.63                        Enron Global de             Company                   Guatemala           Inactive; to be dissolved
                               Guatemala, S.A.
1.51.64                        Enron LPG Italy S.R.L       Private Limited Company   Italy               Special purpose entity; in
                                                                                                         liquidation; to be
                                                                                                         dissolved
1.51.65                        Enron Mexico Holdings I     Company                   Cayman Islands      Bidding company for local
                               Ltd.                                                                      distribution company
                                                                                                         opportunities in Mexico;
                                                                                                         to be dissolved
1.51.65.1                      Enron Mexico Holdings I     Limited Liability         Delaware            Majority shareholder of
                               L.L.C.                      Company                                       Mexican entity; to be
                                                                                                         dissolved
1.51.65.1.1                    Enron de Mexico, S. de      Company with Limited      Mexico              Operating company for
                               R.L. de C.V.                Liability                                     Mexican-based activities;
                                                                                                         to be dissolved
1.51.65.1.1.1                  Enron Servicios de          Company with Limited      Mexico              Employee services company;
                               Mexico, S. de R.L. de       Liability                                     to be dissolved
                               C.V.
1.51.65.2                      Enron Mexico Holdings II    Limited Liability         Delaware            Minority shareholder of
                               L.L.C.                      Company                                       Mexican entity; to be
                                                                                                         dissolved
1.51.66                        Enron Mexico Holdings 2     Company                   Cayman Islands      Shelf company; to be
                               Ltd.                                                                      dissolved
1.51.67                        Enron MW, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.68                        Enron Natural Gas           Corporation               Delaware            Debtor entity; oil and gas
                               Marketing Corp.                                                           marketing company; to be
                                                                                                         dissolved


                                                                 45

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.69                        Enron Oregon Services,      Corporation               Oregon              Intermediate holding
                               Inc.                                                                      company for energy
                                                                                                         services entity; to be
                                                                                                         dissolved
1.51.69.1                      Enron California            Corporation               Oregon              Municipal energy services;
                               Municipal Services, Inc.                                                  to be dissolved
1.51.70                        Enron Power Investments,    Corporation               Texas               Intermediate non-utility
                               Inc.                                                                      holding company; to be
                                                                                                         divested or dissolved
1.51.71                        Enron Power Marketing,      Corporation               Delaware            Debtor entity; energy
                               Inc.                                                                      marketing; to be dissolved
1.51.72                        Enron Re Limited            Exempted Company          Bermuda             Manage risk in reinsurance
                                                                                                         market; in liquidation; to
                                                                                                         be dissolved
1.51.73                        Enron Sandhill GP, L.L.C.   Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.73.1                      Enron Sandhill Limited      Limited Partnership       Delaware            Exempt wholesale
                               Partnership                                                               generator; inactive; to be
                                                                                                         dissolved
1.51.74                        Enron Sandhill LP, L.L.C.   Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.75                        Enron - SE Corp.            Corporation               Delaware            Project development
                                                                                                         company; to be dissolved
1.51.76                        ERC Acquisition Company,    Limited Liability         Delaware            Inactive; to be dissolved
                               LLC                         Company
1.51.77                        Fort Pierce Repowering      Limited Liability         Delaware            Inactive; to be dissolved
                               Project, LLC                Company
1.51.78                        Hawkeye Land Development    Limited Liability         Delaware            Inactive; to be dissolved
                               Company, LLC                Company
1.51.79                        HGK Enterprises GP, Inc.    Corporation               Delaware            Inactive; to be dissolved
1.51.80                        HGK Enterprises LP, Inc.    Corporation               Delaware            Inactive; to be dissolved
1.51.81                        JILP-L.P., Inc.             Corporation               Delaware            Oil and gas related
                                                                                                         investments; to be
                                                                                                         dissolved
1.51.82                        KCSE Star, LLC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.82.1                      Star VPP, LP                Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.51.83                        Kendall New Century         Limited Liability         Delaware            Inactive; to be dissolved
                               Development, L.L.C.         Company
1.51.84                        Kenobe, Inc.                Corporation               Delaware            Inactive; to be dissolved
1.51.85.1                      EnSerCo, L.L.C.             Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.86                        Lauderdale Land             Limited Liability         Delaware            Inactive; to be dissolved
                               Development Company, LLC    Company
1.51.86.1                      Broward Development         Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.86.2                      Midway Development          Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.86.3                      Palm Beach Development      Limited Liability         Delaware            Debtor entity; inactive;
                               Company, L.L.C.             Company                                       to be dissolved
1.51.86.4                      Sawgrass Development        Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.86.5                      St. Lucie Development       Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.87                        Maguey VPP, LLC             Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved


                                                                 46

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.87.1                      Mescalito Ltd.                                        Cayman Islands      Special purpose entity; to
                                                                                                         be dissolved
1.51.88                        Mangas Corp.                Corporation               Delaware            Minority member in special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.51.89                        Master Land Development     Limited Liability         Delaware            Inactive; to be dissolved
                               Holding Company, L.L.C.     Company
1.51.89.1                      Wood Development Company,   Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.51.89.2                      Brave Land Development      Limited Liability         Delaware            Inactive; to be dissolved
                               Company                     Company
1.51.89.2.1                    Athens Development          Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.89.2.2                    Hartwell Development        Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C              Company
1.51.89.3                      Lone Star Land              Limited Liability         Delaware            Inactive; to be dissolved
                               Development GP Company,     Company
                               L.L.C.
1.51.89.3.1                    Lone Star Land              Limited Partnership       Delaware            Inactive; to be dissolved
                               Development Company
                               Limited Partnership
1.51.89.3.2                    Newton Development          Limited Liability         Delaware            Inactive; to be dissolved
                               Company Limited             Company
                               Partnership
1.51.89.4                      Lone Star Land              Limited Liability         Delaware            Inactive; to be dissolved
                               Development LP Company,     Company
                               L.L.C.
1.51.89.5                      Position Land Development   Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.89.5.1                    County Line Development     Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.89.5.2                    Stoddard Development        Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.89.6                      Tarheel Land Development    Limited Liability         Delaware            Inactive; to be dissolved
                               Company, L.L.C.             Company
1.51.89.7                      Titan Land Development,     Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.51.89.8                      Volunteer Land              Limited Liability         Delaware            Inactive; to be dissolved
                               Development Company,        Company
                               L.L.C.
1.51.89.8.1                    Shelby Power I, L.L.C.      Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.90                        Millennium PowerGen         Limited Liability         Delaware            Inactive; to be dissolved
                               Company LLC                 Company
1.51.91                        Napa I, L.L.C.              Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.92                        Oswego Cogen Company, LLC   Limited Liability         Delaware            Limited partnership
                                                           Company                                       interest holder; to be
                                                                                                         dissolved
1.51.92.1                      Sithe/Independence Power    Limited Partnership       Delaware            Qualifying facility; to be
                               Partners, L.P.                                                            divested or dissolved
1.51.93                        Pompano Beach Energy        Limited Liability         Delaware            Inactive; to be dissolved
                               Center, L.L.C.              Company
1.51.94                        Red Rock Energy, L.L.C.     Limited Liability         Delaware            Services agreement
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.51.95                        Richmond Power Holdings,    Corporation               Delaware            Inactive; to be dissolved
                               Inc.
1.51.96                        Risk Management & Trading   Corporation               Delaware            Debtor entity;
                               Corp.                                                                     mark-to-market risk
                                                                                                         manager; to be dissolved
1.51.96.1                      FS 360 Corp.                Corporation               Delaware            Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.51.97                        NETCO Holdings LLC          Limited Liability         Delaware            Gas and Power Trading; to
                                                           Company                                       be dissolved


                                                                 47

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.51.97.1                      The New Energy Trading      Corporation               Delaware            Debtor entity; gas and
                               Company                                                                   power trading company; to
                                                                                                         be dissolved
1.51.97.1.1                    NETCO Canada Corp.          Corporation               Alberta, Canada     Inactive; to be divested
                                                                                                         or dissolved
1.51.98                        Roseville Energy            Limited Liability         Delaware            Inactive; to be dissolved
                               Facility, L.L.C.            Company
1.51.99                        Santa Maria LLC             Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.100                       Sonoma I, L.L.C.            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.51.101                       Statordyne LLC              Limited Liability         Delaware            Inactive; to be divested
                                                           Company                                       or dissolved
1.51.102                       Tres Caballos LLC           Limited Liability         Delaware            Oil and gas exploration
                                                           Company                                       and development; to be
                                                                                                         dissolved
1.51.103                       Tularosa LLC                Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.51.104                       The Terradyne Group L.L.C.  Limited Liability         Delaware            Ceramic tile manufacturer;
                                                           Company                                       to be divested or dissolved
1.51.105                       WRA Services Corp.          Corporation               Delaware            Weather and environmental
                                                                                                         information service
                                                                                                         company; to be dissolved
1.51.106                       Hanover Measurement         Limited Partnership       Delaware            Metering and repair
                               Services Company, L.P.                                                    service company; to be
                                                                                                         divested or dissolved
1.52                           Enron Pipeline              Corporation               Delaware            Debtor entity; inactive;
                               Construction Services                                                     to be dissolved
                               Company
1.53                           Enron Pipeline Holding      Corporation               Delaware            Intermediate non-utility
                               Company                                                                   holding company; to be
                                                                                                         divested or dissolved
1.53.1                         EOC Holdings, L.L.C.        Limited Liability         Delaware            Financing entity; to be
                                                           Company                                       dissolved
1.53.2                         EOC Management, L.L.C.      Limited Liability         Delaware            Financing entity; to be
                                                           Company                                       dissolved
1.54                           Enron Ponderosa             Corporation               Delaware            Special purpose entity; to
                               Management Holdings, Inc.                                                 be dissolved
1.54.1                         Ponderosa Assets, L.P.      Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.54.1.1                       Enron Argentina CIESA       Corporation               Argentina           Intermediate holding
                               Holding S.A.                                                              company; to be divested or
                                                                                                         dissolved
1.54.1.1.1                     Energia Total de            Company                   Cayman Islands      Intermediate holding
                               Argentina Ltd.                                                            company; to be dissolved
1.54.1.2                       Enron Global Equity Ltd.    Company                   Cayman Islands      Intermediate holding
                                                                                                         company; to be divested or
                                                                                                         dissolved
1.54.1.2.1                     Enron Pipeline Company -    Corporation               Argentina           Intermediate holding
                               Argentina S.A.                                                            company; to be divested or
                                                                                                         dissolved
1.54.1.2.1.1                   Compania de Inversiones     Corporation               Argentina           Intermediate holding
                               de Energia S.A.                                                           company; to be divested or
                                                                                                         dissolved


                                                                 48

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.54.1.2.1.2                   Enron de Inversiones de                               Argentina           Intermediate holding
                               Energia S.C.A.                                                            company; to be dissolved
1.54.1.2.1.2.1                 Transportadora de Gas del   Corporation               Argentina           Natural gas services
                               Sur S.A.                                                                  company; to be divested or
                                                                                                         dissolved
1.54.1.2.1.2.1.1               Gas Link S.A.               Corporation               Argentina           Natural gas services
                                                                                                         company; to be divested or
                                                                                                         dissolved

1.54.1.2.1.2.1.2               TELCOSUR S.A.               Corporation               Argentina           Telecommunications service
                                                                                                         company ; to be divested
                                                                                                         or dissolved
1.54.1.2.1.3                   Energia de Argentina Ltd.   Company                   Cayman Islands      Intermediate holding
                                                                                                         company; to be dissolved
1.54.1.2.1.3.1                 Enron Inversiones de Gas    Company with Limited      Argentina           Intermediate holding
                               SRL                         Liability                                     company; to be dissolved
1.54.1.2.1.4                   EPCA CIESA Inversiones      Company with Limited      Chile               Intermediate holding
                               Limitada                    Liability                                     company; to be dissolved
1.54.1.3                       Enron International         Limited Liability         Delaware            Intermediate holding
                               Investments LLC             Company                                       company; to be dissolved
1.54.1.3.1                     Enron International         Limited Liability         Delaware            Intermediate holding
                               Brazil Gas Holdings,        Company                                       company; to be divested or
                               L.L.C.                                                                    dissolved
1.54.1.3.1.1                   Enron International         Company                   Cayman Islands      Intermediate holding
                               Brazil 1997 Ltd.                                                          company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.1.1                 Ementhal Participacoes e    Company with Limited      Brazil              Intermediate holding
                               Empreendimentos Ltda.       Liability                                     company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.1.1.1               CEG RIO S.A.                Corporation               Brazil              Foreign utility company;
                                                                                                         to be divested or dissolved
1.54.1.3.1.2                   Ungava Participacoes Ltda.  Company with Limited      Brazil              Intermediate holding
                                                           Liability                                     company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.3                   Enron International         Company                   Cayman Islands      Intermediate holding
                               Brazil Gas Holdings Ltd.                                                  company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.3.1                 GEC Participacoes Ltda.     Company with Limited      Brazil              Intermediate holding
                                                           Liability                                     company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.3.1.1               Companhia Distribuidora     Corporation               Brazil              Foreign utility company;
                               de Gas do Rio de Janeiro                                                  to be divested or dissolved
                               - CEG
1.54.1.3.1.3.2                 Zarcaranna Participacoes,   Corporation               Brazil              Intermediate holding
                               S.A.                                                                      company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.4                   Enron International         Company                   Cayman Islands      Intermediate holding
                               Brazil Investments 1997                                                   company; to be divested or
                               Ltd.                                                                      dissolved
1.54.1.3.1.4.1                 Global Petroleum & Gas      Private Limited Company   Jersey              Intermediate holding
                               Industry Limited                                                          company; to be divested or
                                                                                                         dissolved
1.54.1.3.1.4.1.1               Gaspart - Gas               Limited Company           Brazil              Intermediate holding
                               Participacoes Ltda.                                                       company; to be divested or
                                                                                                         dissolved


                                                                 49

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.54.1.3.1.4.1.1.1             Companhia de Gas de Bahia   Corporation               Brazil              Foreign utility company;
                               - BAHIAGAS, S.A.de E.M.                                                   to be divested or dissolved
1.54.1.3.1.4.1.1.2             Companhia Pernambucana de   Corporation               Brazil              Foreign utility company;
                               Gas - COPERGAS, S.A.de                                                    to be divested or
                               E.M.                                                                      dissolved
1.54.1.3.1.4.1.1.3             Gas de Alagoas S.A. -       Corporation               Brazil              Foreign utility company;
                               ALGAS                                                                     to be divested or dissolved
1.54.1.3.1.4.1.1.4             Empresa Sergipana de Gas    Corporation               Brazil              Foreign utility company;
                               S.A. - EMSERGAS                                                           to be divested or dissolved
1.54.1.3.1.4.1.1.5             Companhia Paraibana de      Corporation               Brazil              Foreign utility company;
                               Gas - PBGAS, S.A. de E.M.                                                 to be divested or dissolved
1.54.1.3.1.4.1.1.6             Companhia de Gas de Santa                             Brazil              Foreign utility company;
                               Catarina - SC GAS, S.A.                                                   to be divested or dissolved
                               de E.M.
1.54.1.3.1.4.1.1.7             Dutopar Participacoes Ltda  Limited Company           Brazil              Foreign utility company;
                                                                                                         to be divested or dissolved
1.54.1.3.1.4.1.1.7.1           Companhia Paranaense de     Corporation               Brazil              Foreign utility company;
                               Gas - COMPAGAS, S.A.de                                                    to be divested or
                               E.M.                                                                      dissolved
1.54.1.4                       Miss Kitty, L.L.C.          Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.54.1.5                       Sundance Assets, L.P.       Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.54.1.5.1                     Maverick Assets, L.L.C.     Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.54.1.5.2                     Qualitech Steel Holdings    Corporation               Unknown             Steel processing company;
                               Corp.                                                                     to be divested or dissolved
1.54.1.6                       Tombstone Assets, L.L.C.    Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.54.1.6.1                     Enron Commercial Finance    Company                   Cayman Islands      Debtor entity;
                               Ltd.                                                                      intermediate holding
                                                                                                         company; to be dissolved
1.54.1.6.1.1                   Enron Colombia              Company                   Cayman Islands      Intermediate holding
                               Transportation Ltd.                                                       company
1.54.1.6.1.1.1                 Enron Colombia              Limited Partnership       Cayman Islands      Intermediate holding
                               Investments Ltd                                                           company
                               Partnership
1.54.1.6.1.1.1.1               Enron Pipeline Colombia     Limited Partnership       Cayman Islands      Intermediate holding
                               Limited Partnership                                                       company
1.55                           Enron Power Corp.           Corporation               Delaware            Intermediate holding
                                                                                                         company; to be dissolved
1.55.1                         ECT Europe, Inc.            Corporation               Delaware            Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.1                       ECT Enerji Limited          Company                   Cayman Islands      Special purpose entity; to
                                                                                                         be dissolved
1.55.1.2                       ECT Germany Inc.            Corporation               Delaware            Special Purpose Entity; to
                                                                                                         be divested or dissolved


                                                                 50

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.1.3                       Enron Credit Holdings       Corporation               Delaware            Intermediate holding
                               Inc.                                                                      company; to be dissolved
1.55.1.3.1                     Enron Credit Inc.           Corporation               Delaware            Credit derivatives trader;
                                                                                                         to be dissolved
1.55.1.4                       Enron Europe Limited        Private Limited Company   England             Intermediate non-utility
                                                                                                         holding company; local
                                                                                                         insolvency in process*
1.55.1.4.1                     SBI 3 Limited               Private Limited Company   England             Intermediate non-utility
                                                                                                         holding company; local
                                                                                                         insolvency in process*
1.55.1.4.2                     Enron Investments Limited   Private Limited Company   England             Intermediate non-utility
                                                                                                         holding company; local
                                                                                                         insolvency in process*
1.55.1.4.2.1.                  Enron Metals Group          Private Limited Company   England             Intermediate non-utility
                               Limited                                                                   holding company; local
                                                                                                         insolvency in process*
1.55.1.4.2.1.1                 Enron Metals Luxembourg     Company                   Luxembourg          Intermediate holding
                               S.a.r.l.                                                                  company
1.55.1.4.2.1.1.1               Enrici Power Marketing      Private Limited Company   England             Inactive; proposal to
                               Limited                                                                   strike entity at Companies
                                                                                                         House*
1.55.1.4.2.1.1.2               Enron Metals & Commodity    Corporation               New Brunswick       Commodities trading
                               (Canada) Inc.
1.55.1.4.2.1.1.3               Enron Metals Belgium BVBA   Corporation               Belgium             Intermediate holding
                                                                                                         company; in liquidation*
1.55.1.4.2.1.1.4               Enron Metals German         Private Limited           Germany             Holding company for metal
                               Holding GmbH                Liability Company                             recycling operations; in
                                                                                                         liquidation; to be
                                                                                                         dissolved
1.55.1.4.2.1.1.4.1             Enron Metall Recycling      Private Limited           Germany             Management company; to be
                               Verwaltungs GmbH            Liability Company                             divested or dissolved
1.55.1.4.2.1.2                 Enron Metals Energy         Private Limited Company   England             Electricity trading
                               Limited                                                                   company; in liquidation*
1.55.1.4.2.1.3                 Enron Metals & Commodity    Private Limited Company   England             Physical trading; local
                               Limited                                                                   insolvency in process*
1.55.1.4.2.1.3.1               Enron Metals (South         Private Limited Company   South Africa        Metal, commodity and
                               Africa) (Proprietary)                                                     derivatives trading
                               Limited
1.55.1.4.2.1.3.2               Enron Metals (Malta)        Private Limited Company   Malta               Trade financing entity
                               Limited
1.55.1.4.2.1.3.3               Enron Metals & Commodity    Corporation               Peru                Base metals trader; in
                               (Peru) S.A.C.                                                             liquidation*
1.55.1.4.2.1.3.4               Enron (HK) Limited          Private Limited Company   Hong Kong           Administrative services
                                                                                                         company; to be dissolved
1.55.1.4.2.1.3.4.1             Enron (China) Limited       Private Limited Company   Hong Kong           Administrative services
                                                                                                         company
1.55.1.4.2.1.3.5               MG Metal & Commodity        Corporation               Chile               Metals importer/exporter;
                               Company Limited (Chile)                                                   to be divested or dissolved
                               Ltda.
1.55.1.4.2.1.4                 Man and Machine (North      Private Limited Company   England             Employment agency; in
                               West) Limited                                                             liquidation*


                                                                 51

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.1.4.2.1.5                 Enron Metals Brokers        Private Limited Company   England             Local insolvency in
                               Limited                                                                   process*
1.55.1.4.2.1.6                 Enron Metals Far East       Private Limited Company   England             Local insolvency in
                               Limited                                                                   process*
1.55.1.4.3                     ECT Espana Limited          Private Limited Company   England             Local insolvency in
                                                                                                         process*
1.55.1.4.4                     Enron Capital & Trade       Private Limited Company   England             Foreign utility company;
                               Resources Limited                                                         local insolvency in
                                                                                                         process*
1.55.1.4.4.1                   Enron Coal Services         Private Limited Company   England             Coal trading; local
                               Limited                                                                   insolvency in process*
1.55.1.4.4.2                   Enron Power B.V.            Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; in liquidation*
1.55.1.4.4.2.1                 Enron Energie GmbH          Private Limited           Germany             Trading activities; in
                                                           Liability Company                             liquidation*
1.55.1.4.4.2.2                 Enron Energie Schweitz      Private Limited           Switzerland         Energy origination
                               GmbH                        Liability Company                             activities; in liquidation*
1.55.1.4.4.2.3                 Enron Italia S.R.L.         Private Limited Company   Italy               Operating company; in
                                                                                                         liquidation*
1.55.1.4.4.2.4                 Enron Power M.E.P.E.        Limited Liability         Greece              Power marketer and
                                                           Partnership                                   supplier in Greece
1.55.1.4.4.2.5                 Enron Romania S.R.L.        Private Limited Company   Romania             Gas and power
                                                                                                         origination/trading; in
                                                                                                         liquidation*
1.55.1.4.4.3                   Enron Power II B.V.         Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company
1.55.1.4.4.4                   Enron Power Trading B.V.    Private Limited Company   The Netherlands     Power plant lessor for
                                                                                                         power marketing
1.55.1.4.4.5                   NEPCO Europe Limited        Private Limited Company   England             Construction services
                                                                                                         company; local insolvency
                                                                                                         in process*
1.55.1.4.4.6                   Enron Europe Liquids        Unlimited Company         England             Liquids processing
                               Processing                                                                company; local insolvency
                                                                                                         in process*
1.55.1.4.4.7                   Enron Gas Construction      Private Limited Company   England             Inactive; proposal to
                               Limited                                                                   strike entity at Companies
                                                                                                         House*
1.55.1.4.4.8                   Enron Gas &                 Private Limited Company   England             Gas trading; local
                               Petrochemicals Trading                                                    insolvency in process*
                               Limited
1.55.1.4.4.9                   Enron Guc Santrallari       Company                   Turkey              Exempt wholesale
                               Isletme Limited Sirketi                                                   generator; in liquidation*
1.55.1.4.4.10                  Enron Power Operations      Private Limited Company   England             Service company; local
                               Limited                                                                   insolvency in process*
1.55.1.4.4.10.1                Energydesk.com Limited      Private Limited Company   England             Internet domain site
                                                                                                         holder; local insolvency
                                                                                                         in process*
1.55.1.4.4.10.1.1              Energydesk.com Sverige AB   Company                   England             Energy and power trader
1.55.1.4.4.10.2                Enron Financial Energy      Limited Liability         Delaware            Commodity derivatives and
                               Trading L.L.C.              Company                                       financial derivatives*
1.55.1.4.4.10.4                Power Operations Teesside   Private Limited Company   England             O&M service company; local
                               Limited                                                                   insolvency in process*
1.55.1.4.4.11                  Teesside Gas                Private Limited Company   England             Natural gas supplier
                               Transportation Limited


                                                                 52

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.1.4.4.12                  Enron Gas Processing        Private Limited Company   England             Inactive; local insolvency
                               (U.K.) Limited                                                            in process*
1.55.1.4.5                     Enron Products Trading      Private Limited Company   England             Inactive; proposal to
                               Europe Limited                                                            strike entity at Companies
                                                                                                         House*
1.55.1.4.7                     Teesside Gas Processing     Private Limited Company   England             Inactive; proposal to
                               Limited                                                                   strike entity at Companies
                                                                                                         House*
1.55.1.4.8                     Enron Credit Limited        Private Limited Company   England             Local insolvency in
                                                                                                         process*
1.55.1.4.9                     Enron Europe Power 3        Private Limited Company   England             Project development
                               Limited                                                                   company; local insolvency
                                                                                                         in process*
1.55.1.4.9.1                   Enron Europe Power 1        Private Limited Company   England             Project development
                               Limited                                                                   company; local insolvency
                                                                                                         in process*
1.55.1.4.9.1.1                 Teesside Power Holdings     Private Limited Company   England             Intermediate holding
                               Limited                                                                   company; local insolvency
                                                                                                         in process*
1.55.1.4.9.1.1.1               Teesside Power Limited      Private Limited Company   England             Foreign utility company*
1.55.1.4.9.2                   Teesside Power Financing    Company                   Cayman Islands      Financing entity
                               Limited
1.55.1.4.10                    Enron Europe Severnside     Private Limited Company   England             Local insolvency in
                               Limited                                                                   process*
1.55.1.4.11                    Rassau Power Limited        Private Limited Company   England             Local insolvency in
                                                                                                         process*
1.55.1.4.12                    Enron SB 3 Limited          Private Limited Company   England             Inactive; proposal to
                                                                                                         strike entity at Companies
                                                                                                         House*
1.55.1.4.13                    Enron SB 2 Limited          Private Limited Company   England             Inactive; proposal to
                                                                                                         strike entity at Companies
                                                                                                         House*
1.55.1.4.14                    Enron Secretaries Limited   Private Limited Company   England             Administrative services
                                                                                                         company*
1.55.1.4.15                    ETOL Pension Trustees       Private Limited Company   England             Local insolvency in
                               Limited                                                                   process*
1.55.1.4.16                    Sideriver Investments       Private Limited Company   England             Investment entity; local
                               Limited                                                                   insolvency in process*
1.55.1.4.16.1                  Enron Teesside Operations   Private Limited Company   England             Foreign utility company;
                               Limited                                                                   receivor appointed*
1.55.1.4.17                    Trenron Limited             Private Limited Company   England             Gas marketing; local
                                                                                                         insolvency in process*
1.55.1.5                       Enron Holdings I, S.L.      Private Limited Company   Spain               Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.5.1                     ECTRIC Spain, S.L.          Private Limited Company   Spain               Storage and sale of gasoil
                                                                                                         in Spain; to be dissolved
1.55.1.6                       Enron Trade Holdings Inc.   Corporation               Delaware            Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.6.1                     Enron Metals & Commodity    Corporation               Delaware            Debtor entity; metals
                               Corp.                                                                     group holding company; to
                                                                                                         be dissolved
1.55.1.6.1.1                   Enron Metals (Australia)    Company                   Australia           Representative office for
                               Pty Ltd                                                                   overseas parent company
                                                                                                         and affiliates; to be
                                                                                                         dissolved


                                                                 53

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.1.6.2                     Enron Trade Services        Corporation               Delaware            Intermediate holding
                               Holdings Inc.                                                             company; to be dissolved
1.55.1.6.2.1                   Enron Trading Services      Corporation               Delaware            Futures commodities
                               Inc.                                                                      merchant; to be dissolved
1.55.1.6.2.2                   HBI Enron Inc.              Corporation               Delaware            Metal warehousing; to be
                                                                                                         dissolved
1.55.1.7                       Jertovec Management and     Company                   Cayman Islands      Intermediate holding
                               Finance Limited                                                           company; to be dissolved
1.55.1.7.1                     Elektrana Jertovec 2        Corporation               Croatia             Project development
                               d.o.o.                                                                    company; to be dissolved
1.55.1.7.2                     Jertovec Management &       Private Limited Company   The Netherlands     Intermediate holding
                               Finance B.V.                                                              company; to be dissolved
1.55.1.7.2.1                   Elektrana Jertovec d.o.o.   Corporation               Croatia             Project development
                                                                                                         company; to be dissolved
1.55.1.8                       SII Holdings B.V.           Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.1                     Energy Development          Private Limited Company   The Netherlands     Project development
                               Company B.V.                                                              company; to be dissolved
1.55.1.8.2                     Enron Portugal B.V.         Private Limited Company   The Netherlands     Management services
                                                                                                         company; to be dissolved
1.55.1.8.2.1                   Ciclo Combinado do Sul,     Limited Company           Portugal            Power generation project;
                               Producao e Distribuicao                                                   in liquidation; to be
                               de Energia, Unipessoal,                                                   dissolved
                               LDA
1.55.1.8.3                     SII Espana B.V.             Private Limited Company   The Netherlands     Holding company for land
                                                                                                         acquisitions; to be
                                                                                                         dissolved
1.55.1.8.3.1                   Enron Energia Catalana de   Private Limited Company   Spain               Intended for generation,
                               Generacion, S.L.                                                          sale and commercialization
                                                                                                         of energy; to be divested
                                                                                                         or dissolved
1.55.1.8.4                     SII Finance S.a.r.l.        Corporation               Luxembourg          Financing entity; to be
                                                                                                         divested or dissolved
1.55.1.8.5                     SII Espana 2 B.V.           Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.6                     SII Espana 3 B.V.           Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.6.1                   Enron Energia Castellana    Private Limited Company   Spain               O&M service company
                               de Generacion, S.L.
1.55.1.8.7                     SII Holdings 2 B.V.         Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.7.1                   Alpha Investimenti S.r.l    Company with Limited      Italy               Development, construction,
                                                           Liability                                     O&M service company; to be
                                                                                                         dissolved
1.55.1.8.8                     SII Holdings 3 B.V.         Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.9                     SII Italy 2 B.V.            Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved


                                                                 54

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.1.8.9.1                   Enron Investimenti S.r.l.   Company with Limited      Italy               Development, construction,
                                                           Liability                                     O&M service company; to be
                                                                                                         dissolved
1.55.1.8.10                    SII Italy 3 B.V.            Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.10.1                  Enron Investimenti 3 S.r.l  Company with Limited      Italy               Development, construction,
                                                           Liability                                     O&M service company; to be
                                                                                                         dissolved
1.55.1.8.11                    SII Italy 5 B.V.            Private Limited Company   The Netherlands     Intermediate holding
                                                                                                         company; to be dissolved
1.55.1.8.11.1                  Enron Energia Sud S.r.l     Company with Limited      Italy               Project company for power
                                                           Liability                                     plant site; in
                                                                                                         liquidation; to be
                                                                                                         dissolved
1.55.2                         Enron Development Corp.     Corporation               Delaware            Intermediate holding
                                                                                                         company; to be dissolved
1.55.2.1                       Enron LNG Development       Corporation               Delaware            Project development
                               Corp.                                                                     company; to be dissolved
1.55.2.2                       Enron Development Corp. -   Branch                    Colombia            Project service company
                               Colombia Branch
1.55.2.2.1                     Centragas -                                           Colombia            Natural gas services
                               Transportadora de Gas de                                                  company
                               la Region Central  de
                               Enron Development & Cia,
                               S.C.A.
1.55.3                         Enron Power Corp. - U.S.    Corporation               Delaware            Installation of equipment;
                                                                                                         to be dissolved
1.55.3.1                       Enron Equipment             Corporation               Delaware            Construction management
                               Installation Company                                                      and services company; to
                                                                                                         be dissolved
1.55.3.1.1                     Enron Equipment             Branch                    Venezuela           Major equipment
                               Installation Company -                                                    procurer/supplier; to be
                               Venezuela Branch                                                          dissolved
1.55.3.2                       Enron Equipment             Corporation               Delaware            Debtor entity; service
                               Procurement Company                                                       provider; to be dissolved
1.55.3.3                       Enron Fuels                 Corporation               Delaware            Debtor entity; liquid
                               International, Inc.                                                       fuels marketing company;
                                                                                                         to be dissolved
1.55.3.4                       Enron Onshore Procurement   Corporation               Delaware            Power plant construction
                               Company                                                                   in Puerto Rico; to be
                                                                                                         dissolved
1.55.3.5                       Enron Power I (Puerto       Corporation               Delaware            Power plant construction
                               Rico), Inc.                                                               in Puerto Rico; to be
                                                                                                         dissolved
1.55.3.6                       Enron Power Construction    Corporation               Delaware            International engineering
                               Company                                                                   and construction company;
                                                                                                         to be dissolved
1.55.3.6.1                     Enron Power Construction    Branch                    Bolivia             International engineering
                               Company - Bolivia Branch                                                  and construction company;
                                                                                                         to be dissolved
1.55.3.6.2                     Enron Power Construction    Branch                    Mexico              International engineering
                               Company - Mexico Branch                                                   and construction company;
                                                                                                         to be dissolved


                                                                 55

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.55.3.6.3                     Enron Power Construction    Branch                    Nicaragua           International engineering
                               Company - Nicaragua Branch                                                and construction company;
                                                                                                         to be dissolved
1.55.3.6.4                     Enron Power Construction    Branch                    Spain               International engineering
                               Company - Spanish Branch                                                  and construction company;
                                                                                                         to be dissolved
1.55.3.6.5                     Enron Power Construction    Branch                    Venezuela           International engineering
                               Company - Venezuela Branch                                                and construction company;
                                                                                                         to be dissolved
1.55.3.6.6                     Age Mantenimiento S. de     Company with Limited      Mexico              Project development
                               R.L. de C.V.                Liability                                     company; to be divested or
                                                                                                         dissolved
1.55.3.6.7                     Constructores Akal B y L,   Company with Limited      Brazil              Engineering and
                               S. de R.L. de C.V           Liability                                     construction projects in
                                                                                                         Brazil; to be divested or
                                                                                                         dissolved
1.55.3.6.8                     Enron Power Construction    Private Limited Company   Brazil              Engineering and
                               (Brasil) Ltda.                                                            construction projects in
                                                                                                         Brazil; to be dissolved
1.55.3.6.9                     Ingenieria y Construccion   Company with Limited      Mexico              Inactive; to be dissolved
                               Universal S. de R.L. de     Liability
                               C.V.
1.55.3.6.10                    Kaman Ingenieria y          Company with Limited      Mexico              Inactive; to be dissolved
                               Construccion, S. de R.L.    Liability
                               de C.V.
1.55.3.6.11                    LINGTEC Constructors L.P.   Limited Partnership       Delaware            Debtor entity;
                                                                                                         construction of LNG
                                                                                                         facility in Dabhol; to be
                                                                                                         dissolved
1.55.3.6.12                    Enron Nigeria               Limited Company           Nigeria             Inactive; to be dissolved
                               Constructors Limited
1.55.3.7                       Enron Power Philippine      Corporation               Delaware            Offshore O&M advisory
                               Operating Corp.                                                           company
1.55.3.8                       Enron-Richmond Power        Corporation               Delaware            Inactive; to be dissolved
                               Corp.
1.55.3.8.1                     Richmond Power Enterprise   Limited Partnership       Delaware            Debtor entity; inactive;
                               L.P.                                                                      to be dissolved
1.55.3.9                       Superior Construction       Corporation               Delaware            Debtor entity;
                               Company                                                                   engineering, procurement,
                                                                                                         and construction
                                                                                                         operations; to be dissolved
1.55.3.9.1                     Superior Construction       Branch                    Spain               Intermediate holding
                               Company - Spanish Branch                                                  company; to be dissolved
1.55.3.9.1.1                   U.T.E. Enron - Tecnicas     Joint Venture             Spain               In process of dissolution
                               Reunidas - Arcos
1.55.4                         Enron Power Holdings B.V.   Private Limited Company   The Netherlands     Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.55.5                         Enron Power Operating       Corporation               Delaware            Project development
                               Company                                                                   company; to be dissolved
1.55.6                         Enron Subic Power Corp.     Corporation               Philippines         Foreign utility company
1.56                           Enron Preferred Funding,    Limited Partnership       Delaware            Financing entity; to be
                               L.P.                                                                      divested or dissolved
1.57                           Enron Preferred Funding     Limited Partnership       Delaware            Financing entity; to be
                               II, L.P.                                                                  divested or dissolved


                                                                 56

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.58                           Enron Products Pipeline,    Corporation               Texas               Inactive; to be dissolved
                               Inc.
1.59                           Enron Property & Services   Corporation               Delaware            Debtor entity; real
                               Corp.                                                                     estate, facility, and
                                                                                                         administrative services
                                                                                                         company; to be dissolved
1.60                           Enron Servicios de          Company                   Bolivia             Project development
                               Energia, S.A.                                                             funding company; to be
                                                                                                         dissolved
1.61                           Enron Supply Corp.          Corporation               Delaware            Procurement company; to be
                                                                                                         dissolved
1.62                           Enron Trailblazer           Corporation               Delaware            Debtor entity; inactive;
                               Pipeline Company                                                          to be dissolved
1.63                           Enron Valkyrie, LLC         Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.63.1                         Valhalla GmbH               Private Limited           Germany             Special Purpose Entity; to
                                                           Liability Company                             be divested or dissolved
1.63.2                         Rheingold GmbH              Private Limited           Germany             Special Purpose Entity; to
                                                           Liability Company                             be divested or dissolved
1.64                           Enron Ventures Corp.        Corporation               Delaware            Debtor entity; holding
                                                                                                         company for energy-related
                                                                                                         assets; to be dissolved
1.64.1                         Enron Methanol Company      Corporation               Delaware            Debtor entity; methanol
                                                                                                         production facility
                                                                                                         operator; to be dissolved
1.64.2                         Enron Nuclear Services      Corporation               Delaware            Nuclear power plant
                               Corp.                                                                     decommissioning services;
                                                                                                         to be divested or dissolved
1.64.3                         JSB Asset, L.L.C.           Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.64.4                         KGB, L.L.C.                 Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.64.5                         LAB Trust                   Business Trust            Delaware            Inactive; to be dissolved
1.65                           Enron WarpSpeed Services,   Corporation               California          Debtor entity; in-house
                               Inc.                                                                      software consultant;
                                                                                                         to be dissolved
1.66                           EOC Preferred, L.L.C.       Limited Liability         Delaware            Inactive; financing
                                                           Company                                       entity; to be dissolved
1.66.1                         Enron Gathering Company     Corporation               Delaware            Debtor entity; inactive;
                                                                                                         to be dissolved
1.66.2                         Enron Liquid Services       Corporation               Delaware            Debtor entity; inactive;
                               Corp.                                                                     to be dissolved
1.66.2.1                       Enron Processing            Corporation               Delaware            Debtor entity; inactive;
                               Properties, Inc.                                                          to be dissolved
1.66.2.2                       Enron Permian Gathering     Corporation               Delaware            Debtor entity; inactive;
                               Inc.                                                                      to be dissolved
1.66.3                         Enron Transportation        Limited Liability         Delaware            Debtor entity;
                               Services, LLC               Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved


                                                                 57

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.66.3.1                       Enron Alligator Alley       Corporation               Delaware            Debtor entity; inactive;
                               Pipeline Company                                                          to be dissolved
1.66.3.2                       Enron Asset Management      Corporation               Delaware            Debtor entity; inactive;
                               Resources, Inc.                                                           to be dissolved
1.66.3.3                       Enron Machine and           Corporation               Delaware            Debtor entity; inactive;
                               Mechanical Services, Inc.                                                 to be dissolved
1.66.3.4                       Enron Operations            Limited Liability         Delaware            Debtor entity; inactive;
                               Services, LLC               Company                                       to be dissolved
1.66.3.5                       Enron Pipeline Services     Corporation               Delaware            Debtor entity; inactive;
                               Company                                                                   to be dissolved
1.66.3.6                       Enron Preferred Capital     Corporation               Delaware            Financing entity; to be
                               Corp.                                                                     dissolved
1.66.3.7                       Transwestern Gathering      Corporation               Delaware            Debtor entity; inactive;
                               Company                                                                   to be dissolved
1.67                           ES Power 1 LLC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.68                           ES Power 2 LLC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.69                           ES Power 3 LLC              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.69.1                         Enron Dutch Holdings B.V.   Private Limited Company   The Netherlands     Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.69.1.1                       Enron Dutch Investment      Unlimited Company         England             Non-utility company;
                                                                                                         proposal to strike entity
                                                                                                         at Companies House*; to be
                                                                                                         dissolved
1.69.1.2                       Sarlux S.R.L.               Private Limited Company   Italy               Foreign utility company;
                                                                                                         in arbitration; to be
                                                                                                         divested or dissolved
1.70                           Grampian LLC                Limited Liability         Delaware            Inactive; special purpose
                                                           Company                                       entity; to be dissolved
1.71                           Gulf Company Ltd.           Corporation               Vermont             Captive insurance company;
                                                                                                         in rehabilitation; to be
                                                                                                         divested or dissolved
1.72                           Herzeleide, LLC             Limited Liability         Delaware            Inactive; special purpose
                                                           Company                                       entity; to be dissolved
1.73                           LOA, Inc.                   Corporation               Texas               Debtor entity; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.73.1                         Enron ACS, Inc.             Corporation               Texas               Debtor entity; joint
                                                                                                         venture interest holder;
                                                                                                         to be dissolved
1.73.2                         Enron Industrial Natural    Corporation               Delaware            Natural gas buyer; to be
                               Gas Company                                                               dissolved
1.73.3                         Intratex Gas Company        Corporation               Delaware            Debtor entity; natural gas
                                                                                                         buyer; to be dissolved


                                                                 58

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.73.4                         Matagorda Terminal, Ltd.    Limited Partnership       Texas               Hydrocarbon terminal
                                                                                                         operations; to be divested
                                                                                                         or dissolved
1.73.5                         Panhandle Gas Company       Corporation               Delaware            Natural gas buyer, seller,
                                                                                                         transporter intrastate; to
                                                                                                         be dissolved
1.73.6                         Riverside Farms Company     Corporation               Illinois            Inactive; to be dissolved
1.73.7                         San Marco Pipeline          Corporation               Colorado            Inactive; to be divested
                               Company                                                                   or dissolved
1.74                           Maliseet Properties, Inc.   Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.75                           Nikita, L.L.C.              Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.75.1                         Timber I, L.L.C.            Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.76                           Longhorn Assets, L.L.C.     Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.77                           Nowa Sarzyna Holding B.V.   Private Limited Company   The Netherlands     Nowa Sarzyna cogeneration
                                                                                                         project; to be dissolved
1.77.1                         Enron Poland Investment     Private Limited Company   The Netherlands     Intermediate holding
                               B.V.                                                                      company
1.77.1.1                       Elektrocieplownia Nowa      Company                   Poland              Foreign utility company
                               Sarzyna Sp. z o.o
1.78                           Organizational Partner,     Corporation               Delaware            Special purpose entity; to
                               Inc.                                                                      be dissolved
1.79                           PBOG Corp.                  Corporation               Delaware            Debtor entity; special
                                                                                                         purpose entity; to be
                                                                                                         dissolved
1.80                           Prisma Energy               Corporation               Cayman Islands      Holding company for
                               International Inc.                                                        international assets
1.80.1                         Prisma Energy               Limited Liability         Delaware            Payroll service company
                               International Services,     Company
                               LLC
1.81                           Portland General Electric   Corporation               Oregon              Electric utility company
                               Company
1.81.1                         Integrated Utility          Corporation               Oregon              Distribution systems
                               Solutions, Inc.                                                           construction and
                                                                                                         maintenance company
1.81.2                         Portland General Resource   Corporation               Oregon              Investments in generation
                               Development, Inc.
1.81.3                         Portland General            Corporation               Oregon              Seller of segmented gas
                               Transport Corp.                                                           pipeline capacity
1.81.4                         Salmon Springs              Corporation               Oregon              Meeting center and
                               Hospitality Group, Inc.                                                   catering business
1.81.5                         121 SW Salmon Street        Corporation               Oregon              Headquarters building
                               Corporation                                                               lessee
1.81.5.1                       World Trade Center          Corporation               Oregon              Headquarters building
                               Northwest Corporation                                                     developer
1.82                           Portland Transition         Corporation               Oregon              Company for transition of
                               Company, Inc.                                                             employees; to be dissolved
1.83                           Portland General            Corporation               Oregon              Intermediate non-utility
                               Holdings, Inc.                                                            holding company; to be
                                                                                                         dissolved
1.83.1                         PGH II, Inc.                Corporation               Oregon              Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         divested or dissolved


                                                                 59

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.83.1.1                       MicroClimates, Inc.         Corporation               Oregon              Energy system design and
                                                                                                         installation company; to
                                                                                                         be divested or dissolved
1.83.1.2                       Portland General            Limited Liability         Oregon              Intermediate non-utility
                               Distribution, LLC           Company                                       holding company for
                                                                                                         distribution entities; to
                                                                                                         be divested or dissolved
1.83.1.2.1                     Portland Energy Solutions   Limited Liability         Oregon              Heating/cooling services
                               Company LLC                 Company                                       company; to be divested or
                                                                                                         dissolved
1.83.2                         PGH Leasing, LLC            Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.83.2.1                       Oneida Leasing, Inc.        Corporation               Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.84                           RMS Management, LLC         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.84.1                         AES Holdings, LP            Limited Partnership       Delaware            Special purpose entity; to
                                                                                                         be dissolved
1.84.1.1                       Advanced Mobile Power       Limited Liability         Delaware            Inactive
                               Systems, LLC                Company
1.84.1.2                       EnCorp, Inc.                Corporation               Delaware            Hardware/software
                                                                                                         manufacturer for the
                                                                                                         management of distributed
                                                                                                         generation
1.85                           Caribe Verde (SJG) Inc.     Corporation               Puerto Rico         Debtor entity; foreign
                                                                                                         utility company; to be
                                                                                                         dissolved
1.86                           Seminole Capital LLC        Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.86.1                         Cheyenne Finance S.a.r.l.   Corporation               Luxembourg          Inactive; to be dissolved
1.86.1.1                       Cherokee Finance V.O.F      General Partnership       The Netherlands     Special Purpose Entity; to
                                                                                                         be divested or dissolved
1.86.1.1.1                     Enron Capital Ventures,     Limited Liability         Delaware            Special Purpose Entity; to
                               LLC                         Company                                       be divested or dissolved
1.86.1.1.1.1                   EBS Ventures, L.L.C.        Limited Liability         Delaware            Special Purpose Entity; to
                                                           Company                                       be divested or dissolved
1.86.1.1.1.1.1                 EBS Braveheart, L.L.C.      Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.86.1.1.1.1.2                 JJB-1 Asset, L.L.C.         Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.86.1.1.1.1.3                 JJB-II Asset, L.L.C.        Limited Liability         Delaware            Special purpose entity; to
                                                           Company                                       be dissolved
1.86.1.1.1.1.4                 MEB-I, L.L.C.               Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.86.1.1.1.1.5                 MEB-II, L.L.C.              Limited Liability         Delaware            Inactive; to be dissolved
                                                           Company
1.87                           Sequoia Financial Assets,   Limited Liability         Delaware            Special purpose entity; to
                               LLC                         Company                                       be dissolved
1.88                           Shelby Ltd.                 Company                   Cayman Islands      Liquidator for Dutch
                                                                                                         B.V.'s; to be dissolved


                                                                 60

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89                           Smith Street Land Company   Corporation               Delaware            Debtor entity; real estate
                                                                                                         developer; non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1                         Enron Renewable Energy      Corporation               Delaware            Intermediate non-utility
                               Corp.                                                                     holding company; to be
                                                                                                         dissolved
1.89.1.1                       Enron Solar Energy, LLC     Limited Liability         Delaware            Inactive
                                                           Company
1.89.1.2                       Enron Wind LLC              Limited Liability         California          Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.1                     Enron Wind Domestic         Limited Liability         California          Intermediate non-utility
                               Holding LLC                 Company                                       holding company; to be
                                                                                                         dissolved
1.89.1.2.1.1                   Enron Wind Development      Limited Liability         California          Debtor entity; exempt
                               LLC                         Company                                       wholesale
                                                                                                         generator/qualifying
                                                                                                         facility developer; to be
                                                                                                         dissolved
1.89.1.2.1.1.1                 Enron Wind Lake Benton LLC  Limited Liability         Delaware            Debtor entity;
                                                           Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.1.1.2                 Green Power Partners I LLC  Limited Liability         Delaware            Debtor entity; exempt
                                                           Company                                       wholesale generator;
                                                                                                         qualifying facility; to be
                                                                                                         dissolved
1.89.1.2.1.1.3                 Enron Wind Lake Benton II   Limited Liability         Delaware            Intermediate non-utility
                               LLC                         Company                                       holding company; to be
                                                                                                         dissolved
1.89.1.2.1.1.4                 Enron Wind Storm Lake I     Limited Liability         Delaware            Debtor entity;
                               LLC                         Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.1.1.5                 Enron Wind Storm Lake II    Limited Liability         Delaware            Debtor entity;
                               LLC                         Company                                       intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.1.1.5.1               Storm Lake II Power         Limited Liability         Delaware            Intermediate non-utility
                               Associates LLC              Company                                       holding company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.1.5.1.1             Storm Lake II Holdings      Limited Liability         Delaware            Intermediate non-utility
                               LLC                         Company                                       holding company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.1.5.1.1.1           Storm Lake Power Partners   Limited Liability         Delaware            Exempt wholesale
                               II LLC                      Company                                       generator; to be divested
                                                                                                         or dissolved
1.89.1.2.1.1.6                 Zond Iowa Development LLC   Limited Liability         California          Inactive; to be dissolved
                                                           Company
1.89.1.2.1.1.7                 Zond Palm Springs           Limited Liability         California          Inactive; to be dissolved
                               Development LLC             Company
1.89.1.2.1.1.7.1               Palm Springs Wind           General Partnership       California          Inactive; to be dissolved
                               Developers
1.89.1.2.1.2                   Enron Wind Systems, LLC     Limited Liability         California          Debtor entity; exempt
                                                           Company                                       wholesale generator and
                                                                                                         intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.1.2.1                 Enron Wind Overseas         Private Limited Company   England             Inactive*; to be dissolved
                               Development Limited
1.89.1.2.1.2.1.1               Enron Wind Overseas         Branch                    Spain               Inactive; to be dissolved
                               Development Limited,
                               Spanish Branch


                                                                 61

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89.1.2.1.2.1.2               Enron Wind Ireland Limited  Private Limited Company   Ireland             Inactive; to be dissolved
1.89.1.2.1.2.1.2.1             AWC Limited                 Private Limited Company   Ireland             Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.2                 Mesa Wind Developers        General Partnership       California          Exempt wholesale
                                                                                                         generator/qualifying
                                                                                                         facility developer; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.3                 Painted Hills Wind          General Partnership       California          Exempt wholesale
                               Developers                                                                generator/qualifying
                                                                                                         facility developer; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.4                 Triveni Zond Private                                  India, Delhi        Inactive; to be dissolved
                               Limited
1.89.1.2.1.2.5                 Zond Mesa-VGIV LLC          Limited Liability         California          Inactive; to be divested
                                                           Company                                       or dissolved
1.89.1.2.1.2.5.1               Zond Construction LLC       Limited Liability         California          Construction management
                                                           Company                                       company; to be divested or
                                                                                                         dissolved
1.89.1.2.1.2.5.1.1             Mesa Construction Company   General Partnership       California          Construction company; to
                                                                                                         be divested or dissolved
1.89.1.2.1.2.5.2               Zond Construction II LLC    Limited Liability         California          Construction management
                                                           Company                                       company
1.89.1.2.1.2.5.2.1             Mesa Construction Company   General Partnership       California          Construction company; to
                               II                                                                        be divested or dissolved
1.89.1.2.1.2.6                 Zond Pacific, LLC           Limited Liability         Hawaii              Debtor entity; inactive;
                                                           Company                                       to be dissolved
1.89.1.2.1.2.7                 Zond Windsystem Energy      General Partnership       California          Wind energy operation and
                               Associates III                                                            marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.8                 Zond Windsystem Energy      General Partnership       California          Wind energy operation and
                               Associates IV                                                             marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.9                 Zond Windsystem Energy      Limited Partnership       California          Wind energy operation and
                               Associates IX                                                             marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.10                Zond Windsystem Energy      General Partnership       California          Wind energy operation and
                               Associates VII                                                            marketing company; to be
                                                                                                         divested or dissolved


                                                                 62

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89.1.2.1.2.11                Zond Windsystem Energy      General Partnership       California          Wind energy operation and
                               Associates IV                                                             marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.12                Zond Windsystem Energy      Limited Partnership       California          Wind energy operation and
                               Associates X                                                              marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.13                Zond Windsystem Energy      Limited Partnership       California          Wind energy operation and
                               Associates XI                                                             marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.14                Zond Windsystem Energy      General Partnership       California          Wind energy operation and
                               Associates XII                                                            marketing company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.15                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Management LLC              Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.15.1              Zond PanAero Windsystems    Limited Partnership       California          Exempt wholesale generator
                               Partners I                                                                and qualifying facility;
                                                                                                         to be divested or dissolved
1.89.1.2.1.2.16                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Management II LLC           Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.16.1              Zond PanAero Windsystems    Limited Partnership       California          Exempt wholesale generator
                               Partners II                                                               and qualifying facility;
                                                                                                         to be divested or dissolved
1.89.1.2.1.2.17                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Management III LLC          Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.17.1              Zond Windsystem Partners,   Limited Partnership       California          Exempt wholesale generator
                               Ltd. Series 85 -A                                                         and qualifying facility;
                                                                                                         to be divested or dissolved
1.89.1.2.1.2.17.1.1            Sagebrush Partner           Corporation               California          Intermediate non-utility
                               Seventeen, Inc.                                                           holding company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.18                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Management IV LLC           Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.18.1              Zond Windsystem Partners,   General Partnership       California          Exempt wholesale generator
                               Ltd. Series 85 -B                                                         and qualifying facility;
                                                                                                         to be divested or dissolved
1.89.1.2.1.2.18.1.1            Sagebrush Partner           Corporation               California          Intermediate non-utility
                               Eighteen, Inc.                                                            holding company; to be
                                                                                                         divested or dissolved


                                                                 63

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89.1.2.1.2.19                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Management V LLC            Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.1.2.19.1              Zond Windsystem Partners,   General Partnership       California          Exempt wholesale generator
                               Ltd. Series 85 -C                                                         and qualifying facility;
                                                                                                         to be divested or dissolved
1.89.1.2.1.2.20                Zond Windsystems            Limited Liability         California          Qualifying facility
                               Operating LLC               Company                                       management company; to be
                                                                                                         divested or dissolved
1.89.1.2.2                     Enron Wind International    Limited Liability         California          Holding company for
                               Holding LLC                 Company                                       international assets; to
                                                                                                         be dissolved
1.89.1.2.2.1                   Enron Wind Cayman Holding   Company                   Cayman Islands      Intermediate non-utility
                               Corp.                                                                     holding company; to be
                                                                                                         dissolved
1.89.1.2.2.1.1                 Enron Wind Cayman Holding   Company                   Cayman Islands      Intermediate non-utility
                               Honduras, Ltd.                                                            holding company; to be
                                                                                                         dissolved
1.89.1.2.2.1.2                 Zond Cayman Corporation     Company                   Cayman Islands      Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.2.1.3                 Zond Honduras LLC           Limited Liability         Cayman Islands      Intermediate non-utility
                                                           Company                                       holding company; to be
                                                                                                         dissolved
1.89.1.2.2.1.3.1               Honduras Power Partners     Variable Capital          Honduras            Wind power project
                               S. de R.L. de C.V.          Limited Liability                             developer; to be dissolved
                                                           Corporation
1.89.1.2.2.1.4                 Zond Power Partners of      Limited Liability         Cayman Islands      Intermediate non-utility
                               Honduras LLC                Company                                       holding company; to be
                                                                                                         dissolved
1.89.1.2.2.2                   Enron Wind de Espana, SL    Private Limited Company   Spain               Wind power project
                                                                                                         developer; to be dissolved
1.89.1.2.2.3                   Enron Wind Development      Private Limited Company   The Netherlands     Intermediate non-utility
                               Holdings B.V.                                                             holding company; to be
                                                                                                         dissolved
1.89.1.2.2.3.1                 Crete Hellas Holdings       Private Limited Company   The Netherlands     Intermediate non-utility
                               B.V.                                                                      holding company; to be
                                                                                                         divested or dissolved
1.89.1.2.2.3.1.1               Iweco Megali Vrissi S.A.    Public Limited Company    Greece              Foreign utility company;
                                                                                                         to be divested or dissolved
1.89.1.2.2.3.1.2               Aeolos S.A.                 Public Limited Company    Greece              Foreign utility company;
                                                                                                         to be divested or dissolved
1.89.1.2.2.3.2                 Enron Wind Hellas S.A. -    Public Limited Company    Greece              Inactive; to be divested
                               Operation and Maintenance                                                 or dissolved
                               Services of Wind Power
                               Stations
1.89.1.2.2.3.3                 Enron Wind Hellas S.A. -    Public Limited Company    Greece              Inactive; to be divested
                               Construction Management                                                   or dissolved
                               Services of Wind Power
                               Stations
1.89.1.2.2.4                   Eoloelectrica Zond de       Variable Capital          Honduras            Wind power project
                               Honduras S.A. de C.V.       Limited Liability                             developer; to be divested
                                                           Corporation                                   or dissolved
1.89.1.2.2.5                   Zond Chile S.A.             Corporation               Chile               Inactive; to be dissolved
1.89.1.2.3                     Enron Wind Expat LLC        Limited Liability         California          Inactive; to be dissolved
                                                           Company


                                                                 64

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89.1.2.4                     Enron Wind Technology LLC   Limited Liability         California          Intermediate non-utility
                                                           Company                                       holding company; to be
                                                                                                         dissolved
1.89.1.2.4.1                   Enron Wind Corp. Holdings   Private Limited Company   The Netherlands     Intermediate non-utility
                               B.V.                                                                      holding company; to be
                                                                                                         dissolved
1.89.1.2.4.1.1                 Enron Wind Denmark ApS      Corporation               Denmark             Intermediate non-utility
                                                                                                         holding company; to be
                                                                                                         dissolved
1.89.1.2.4.1.2                 Enron Wind Holding GmbH     Private Limited           Germany             Intermediate non-utility
                                                           Liability Company                             holding company; to be
                                                                                                         dissolved
1.89.1.2.4.1.2.1               Enron Wind GmbH             Private Limited           Germany             Inactive; to be dissolved
                               Liability Company
1.89.1.2.4.1.2.2               Enron Wind Service GmbH     Private Limited           Germany             Inactive; to be dissolved
                                                           Liability Company
1.89.1.2.4.1.3                 Enron Wind Italia S.r.l.    Private Limited Company   Italy               Inactive; to be dissolved
1.89.1.2.4.1.4                 Enron Wind Nat Sverige AB   Stock Company             Sweden              Inactive; to be dissolved
1.89.1.2.4.1.5                 Enron Wind Rotor            Private Limited Company   The Netherlands     Inactive; to be dissolved
                               Production B.V.
1.89.1.2.4.1.6                 Enron Wind Sverige AB       Stock Company             Sweden              Inactive; to be dissolved
1.89.1.2.4.1.8                 Tacke Energie Eolica, S.L.  Private Limited Company   Spain               Inactive; to be dissolved
1.89.1.2.4.1.9                 Tacke Wind Energy India     Private Limited Company   India, Maharashtra  Inactive; to be dissolved
                               Private Limited
1.89.1.2.4.1.9.1               Gurukripa Windfarms         Private Limited Company   India, Maharashtra  Wind power project
                               Developers Private Limited                                                company; to be divested or
                                                                                                         dissolved
1.89.1.2.4.1.9.2               Jaishree Windfarms          Private Limited Company   India, Maharashtra  Wind power project
                               Developers Private Limited                                                company; to be divested or
                                                                                                         dissolved
1.89.1.2.4.1.9.3               Krishna Windfarms           Private Limited Company   India, Maharashtra  Wind power project
                               Developers Private Limited                                                company; to be divested or
                                                                                                         dissolved
1.89.1.2.4.1.9.4               Shivam Windfarms            Private Limited Company   India, Maharashtra  Wind power project
                               Developers Private Limited                                                company; to be divested or
                                                                                                         dissolved
1.89.1.2.4.1.10                Tacke Wind Holding          Private Limited Company   Mauritius           Inactive; to be dissolved
                               Private Limited
1.89.1.2.4.1.11                Vindkraftbolaget            Stock Company             Sweden              Inactive; to be dissolved
                               Utgrunden AB
1.89.1.2.4.2                   Enron Wind Energy Systems   Limited Liability         California          Debtor entity; inactive;
                               LLC                         Company                                       to be dissolved
1.89.1.2.4.2.1                 Enron Wind Constructors     Limited Liability         California          Debtor entity; inactive;
                               LLC                         Company                                       to be dissolved
1.89.1.2.4.2.1.1               Zond Constructors II LLC    Limited Liability         California          Construction company; to
                                                           Company                                       be dissolved
1.89.1.2.4.2.1.2               Zond Minnesota              Limited Liability         Delaware            Debtor entity; inactive;
                               Construction Company LLC    Company                                       to be dissolved
1.89.1.2.4.2.2                 Enron Wind Maintenance      Limited Liability         California          Debtor entity; inactive;
                               LLC                         Company                                       to be dissolved
1.89.1.2.4.2.2.1               Zond Victory Garden Phase   Limited Liability         California          Operations and Maintenance
                               IV Maintenance LLC          Company                                       Service company; to be
                                                                                                         dissolved


                                                                 65

Order                          Entity Name                 Organization              Organization        Type of Business
-----                          -----------                 ------------              ------------        ----------------
1.89.1.2.4.2.3                 Zond International Sales    Corporation               Barbados            Inactive; to be dissolved
                               Corp.
1.89.1.2.5                     IWECO S.A. (Interwind       Public Limited Company    Greece              Wind power project
                               Aeolian Energy                                                            developer; to be divested
                               Corporation S.A.)                                                         or dissolved
1.89.1.2.5.1                   Iweco Agios Nikolias S.A.   Public Limited Company    Greece              Wind power project
                                                                                                         developer; to be divested
                                                                                                         or dissolved
1.89.1.2.5.2                   Iweco Vourkoti S.A.         Public Limited Company    Greece              Wind power project
                                                                                                         developer; to be divested
                                                                                                         or dissolved
1.89.1.2.5.3                   Iweco Cavo d'Oro S.A.       Public Limited Company    Greece              Wind power project
                                                                                                         developer; to be divested
                                                                                                         or dissolved
1.89.1.2.5.4                   Iweco Chonos Crete S.A.     Public Limited Company    Greece              Wind power project
                                                                                                         developer; to be divested
                                                                                                         or dissolved
1.89.1.2.5.5                   Iweco Neapoli Lakonias      Public Limited Company    Greece              Wind power project
                               S.A.                                                                      developer; to be divested
                                                                                                         or dissolved
1.90                           TerraCo, LLC                Limited Liability         Delaware            To hold real property; to
                                                           Company                                       be divested or dissolved
1.91                           Yellowknife Investors,      Corporation               Delaware            Inactive; to be dissolved
                               Inc.
1.91.1                         Marengo, L.P.               Limited Partnership       Delaware            Inactive; to be dissolved
1.91.1.1                       Klondike River Assets,      Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.91.1.2                       Yukon River Assets,         Limited Liability         Delaware            Inactive; to be dissolved
                               L.L.C.                      Company
1.92                           Yosemite Securities         Private Limited Company   Jersey              Intermediate holding
                               Company, Ltd.                                                             company; to be divested or
                                                                                                         dissolved

     On December 2, 2001, Enron and certain of its subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. Additional Enron subsidiaries have filed voluntary petitions since that time. It is estimated that Enron had in excess of 2,500 subsidiaries prior to its bankruptcy filing. Enron's bankruptcy was followed by the dismissal of its auditors, Arthur Andersen LLP, investigations by numerous state and federal agencies, and the filing of numerous law suits. A significant number of Enron employees were terminated from their positions or left the company voluntarily for employment elsewhere, and many Enron subsidiaries and assets have been sold, wound down, and or closed. All these factors have caused significant disruption at Enron and it is impossible to state with certainty what assets and subsidiaries currently comprise the Enron group of companies. Nevertheless, based on information obtained from Enron's corporate secretary and other employees, Enron's bankruptcy counsel, Weil, Gotshal and Manges, LLP, and public sources, Enron has been able to compile a list that is believed to be substantially accurate. The list describes, to the best of Enron's knowledge, all the companies which qualify as subsidiaries of Enron.

     In addition, on November 29, 2001, and on various dates thereafter, certain foreign affiliates of Enron in England went into administration. Shortly thereafter, various other foreign affiliates also commenced (either voluntarily or involuntarily) insolvency proceedings in Australia, Singapore, and Japan. Additional filings have continued world-wide and insolvency proceedings for foreign affiliates are continuing for various companies registered in Argentina, Bahamas, Bermuda, Canada, the Cayman Islands, France, Germany, Hong Kong, India, Italy, Mauritius, the Netherlands, Peru, Spain, Sweden, and Switzerland. Once a foreign affiliate is placed into a foreign insolvency proceeding, control of the foreign affiliate along with the management and distribution of its assets will generally be transferred to an insolvency practitioner, such as an administrator, receiver, or liquidator. Thus, commencement of most foreign proceedings results in a loss of ultimate control by Enron and its subsidiaries over the assets of the foreign affiliate. The foreign affiliates in insolvency proceedings are indicated in the list. By including such companies in the list, Enron does not concede that these companies are currently direct or indirect Enron subsidiaries as such term is defined under Section 2(a)(8) of the Act.